As filed with the Securities and Exchange Commission on April 1, 2011
Securities Act File No. 333-46479
Investment Company File No. 811-08659

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 15	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 17	[X]
(Check appropriate box or boxes)

The Henssler Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

3735 Cherokee Street
Kennesaw, Georgia 30144
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (800) 936-3863

Gene W. Henssler, Ph.D.
Henssler Asset Management, LLC
3735 Cherokee Street
Kennesaw, Georgia 30144
(Name and Address of Agent for Service)

Copy to:  Reinaldo Pascual, Esq.
Paul, Hastings, Janofsky & Walker LLP
600 Peachtree Street, N.E., Suite 2400
Atlanta, Georgia 30308

It is proposed that this filing will become effective: (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[X]	60 days after filing pursuant to paragraph (a) (1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 15 to the Registration Statement of The Henssler Funds, Inc. is being filed to add Institutional Class Shares to one existing series; The Henssler Equity Fund.

The Henssler
Equity Fund
___________
Lighting the Way

Institutional Class Shares: [●]

PROSPECTUS
[●], 2011

THE HENSSLER EQUITY FUND
3735 CHEROKEE STREET
KENNESAW, GA 30144

1-800-936-3863
www.henssler.com

This Prospectus provides important information about The Henssler Equity Fund (“The Fund”) that you should know before investing.  It should be read and retained for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section	1
Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings Information	6
Management of The Fund	8
Shareholder Information	9
Dividends, Distributions and Tax Matters	15
Index Description	16
Financial Highlights	16
Privacy Notice	PN-1
For More Information	Back Cover

Henssler Asset Management, LLC, is the investment adviser to The Fund and is located at 3735 Cherokee Street, Kennesaw, Georgia 30144.  The Fund is a series of The Henssler Funds, Inc.  This Prospectus discusses Institutional Class shares of The Fund.  The Fund also offers Investor Class shares by a separate Prospectus, which is available upon request.

SUMMARY SECTION

The Henssler Equity Fund (“The Fund”)

INVESTMENT OBJECTIVE/GOAL

The Fund’s investment objective is to seek growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of The Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		[0.50]%
Distribution and Service (Rule 12b-1) Fees		None
Other Expenses		[●]%
Operating Services Fee	[0.20]%
Acquired Fund Fees and Expenses		[●]%
Total Annual Fund Operating Expenses(1)		[●]%
____________________
(1) “Total Annual Fund Operating Expenses” do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table, which reflects the Operating Expenses of The Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in The Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in The Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that The Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Institutional Class	1 Year	3 Years	5 Years	10 Years
	$ [●]	$ [●]	$ [●]	$ [●]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the example, affect The Fund’s performance.  During the most recent fiscal year, The Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund seeks to achieve its objective by investing substantially all of its assets in securities listed on a national securities exchange.

To meet its investment objective, The Fund will employ an investment strategy that emphasizes long-term capital appreciation and safety of principal.  Under normal circumstances, The Fund invests more than 90% of its assets in common stocks of companies identified by The Fund’s investment adviser, Henssler Asset Management, LLC (the “Adviser”), based on the characteristics below.  The Fund may invest in companies of any size, and The Fund typically holds its common stock investments until the fundamentals of the issuer change or other opportunities present themselves.  In addition, The Fund may invest up to 20% of its assets in common stocks of foreign issuers that are traded in the United States and in American Depositary Receipts of foreign companies.  When selecting common stocks for The Fund, the Adviser seeks companies that exhibit the following characteristics:

•	undervalued assets;
•	strong balance sheet characteristics and financial foundations;
•	high earnings expectations; and
•	quality management and potential for future growth.

Factors deemed important by the Adviser in selecting securities of such companies include, but are not limited to:

•	price;
•	price history; and
•	price-to-earnings ratio.

The Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above-average, high-quality securities with strong growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in The Fund may lose money.  The success of The Fund cannot be guaranteed.  There are risks associated with investments in the types of securities in which The Fund invests.  These risks include:

Market Risk: The value of stocks selected for The Fund’s portfolio or the overall stock market may decline over short or extended periods.

Business and Economic Risk: Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries, or other companies within that industry.

Management Style Risk: The ability of The Fund to meet its investment objective is directly related to the Adviser’s selection of investments for The Fund, particularly in volatile stock markets.

Political Risk: The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry.

Investments in Small Companies Risk: Although The Fund invests in companies of all sizes, there may be times when The Fund is substantially invested in small companies.  Stocks of smaller companies may have more risks than larger companies.  In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies.  Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

Foreign Securities Risk: Investing in foreign securities involves risks that political and economic events unique to a foreign country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign countries are generally denominated in a foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of The Fund’s investments.  These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

PERFORMANCE

The following information is intended to help you understand the risks of investing in The Fund.  The bar chart that follows shows the performance of The Fund’s Investor Class shares.*  The accompanying table below the bar chart shows the average annual total returns of the Fund’s Investor Class shares compared with a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how The Fund will perform in the future.  Updated performance information is available on The Fund website at www.henssler.com/heqfx or by calling The Fund toll-free at 1-800-936-FUND (3863).

[PERFORMANCE TABLE]

____________________
*The Fund’s year-to-date total return as of December 31, 2010, was [●]%.  Returns of the Investor Class shares, which are not offered in this Prospectus, are presented because the Institutional Class shares were not offered during any of the periods shown.  The Institutional Class shares are invested in the same portfolio of securities as the Investor Class shares and the annual returns would differ only to the extent that the Institutional and Investor Class shares do not have the same expenses.

BEST AND WORST QUARTER RETURNS
(for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	[●]%	[●]
Lowest Return	[●]%	[●]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2010:

Investor Class	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	[●]%	[●]%	[●]%	[●]%
Return After Taxes on Distributions	[●]%	[●]%	[●]%	[●]%
Return After Taxes on Distributions and Sale of Fund Shares	[●]%	[●]%	[●]%	[●]%
S&P 500 with Dividends (reflects no deduction for fees, expenses, or taxes)	[●]%	[●]%	[●]%	[●]%
____________________
* The Fund commenced investment operations on June 10, 1998.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In addition, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

MANAGEMENT

Investment Adviser:	Henssler Asset Management, LLC

Portfolio Managers:	The following individuals serve as The Fund’s portfolio managers:

Portfolio Managers	Years of Service with The Fund	Primary Title
Gene W. Henssler, Ph.D.	12	Director, President and Co-Portfolio Manager
Theodore L. Parrish, CFA	12	Vice-President and Co-Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares on any business day by written request (The Henssler Equity Fund, P.O. Box 8796, Denver, Colorado 80201), by wire transfer, by telephone at 1-800-936-3863, or through a financial intermediary.  The minimum initial and subsequent investment amounts for the Institutional Class shares are shown below.  The Fund may change the investment minimums at any time.

Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$1,000,000	None
Traditional IRAs	$1,000,000	None
Roth IRAs	$1,000,000	None
Education IRAs	$1,000,000	None
Automatic Investment Plan	$1,000,000	None

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase The Fund through a broker-dealer or other financial intermediary (such as a bank), The Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend The Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND PORTFOLIO HOLDINGS INFORMATION

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing substantially all of its assets in securities listed on a national securities exchange.

To meet its investment objective, The Fund will employ an investment strategy that emphasizes long-term capital appreciation and safety of principal.  Under normal circumstances, The Fund invests more than 90% of its assets in common stocks of companies identified by the Adviser based on the characteristics below.  The Fund may invest in companies of any size, and The Fund typically holds its common stock investments until the fundamentals of the issuer change or other opportunities present themselves.  In addition, The Fund may invest up to 20% of its assets in common stocks of foreign issuers that are traded in the United States and in American Depositary Receipts of foreign companies.  When selecting common stocks for The Fund, the Adviser seeks companies that exhibit the following characteristics:

•	undervalued assets;
•	strong balance sheet characteristics and financial foundations;
•	high earnings expectations; and
•	quality management and potential for future growth.

Factors deemed important by the Adviser in selecting securities of such companies include, but are not limited to:

•	price;
•	price history; and
•	price-to-earnings ratio.

The Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above-average, high-quality securities with strong growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND

All investments carry risks, and an investment in The Fund is no exception.  You could lose money on your investment in The Fund.  Accordingly, you should understand the principal risks of investing in The Fund, each of which is described below.

Market Risk: Stock prices fluctuate in response to many factors, including changes in interest rates, the activities of individual companies and general market and economic conditions.  Regardless of any one company’s particular prospects, a declining stock market may produce a decline in stock prices for all companies.  Stock market declines may continue for an indefinite period of time, and investors should understand that from time to time during these temporary or extended bear markets, the value of The Fund may decline.

Business and Economic Risk: Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries, or other companies within that industry.  For example, many industries and companies rely heavily on one type of technology.  If this technology becomes outdated, or ceases to be cost-effective, industries and companies that rely on the technology may become unprofitable while companies outside the industry may not be affected at all.

Management Style Risk: The ability of The Fund to meet its investment objective is directly related to the Adviser’s selection of investments for The Fund.  The Adviser’s judgments about the quality, value, and potential appreciation of stocks of particular companies may prove to be incorrect in the short-term or the long-term, either of which may have an adverse affect on the value of The Fund.

Political Risk: The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry.  For example, if a particular sector or industry becomes subject to more or less government regulation, some companies in that sector or industry will make a successful transition into the new environment and prosper, while other companies will mismanage the process and do poorly.

Investments in Small Companies Risk: Although The Fund invests in companies of all sizes, there may be times when The Fund is substantially invested in small companies.  Stocks of smaller companies may have more risks than larger companies.  In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies.  Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

Foreign Securities Risk: Investing in foreign securities involves risks that political and economic events unique to a foreign country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign countries are generally denominated in a foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of The Fund’s investments.  These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE AND STRATEGY

An investment in The Fund cannot be considered a complete investment program.  An investor’s needs will depend largely on his or her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading and/or other speculative strategies and styles may not find The Fund to be an appropriate investment vehicle.

Temporary Defensive Positions:  The Fund may, from time to time, take temporary defensive positions that are inconsistent with The Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.  When The Fund takes a temporary defensive position, The Fund may not be able to achieve its investment objective.

Portfolio Turnover:  Portfolio turnover measures the rate at which the securities in a fund’s portfolio change during any given year.  Portfolio turnover involves expense to a fund in the form of brokerage commissions and other transaction costs, which may adversely impact the fund’s performance.  Additionally, an increase in portfolio turnover may result in an increase or decrease in taxable gain or loss attributable to shareholders of a fund.  The Adviser manages The Fund for long-term profits, and expects that under normal conditions, portfolio turnover should be less than 100%.  However, the rate of portfolio turnover may be higher for The Fund if implementation of The Fund’s investment strategy or a temporary defensive position results in frequent trading.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of The Fund’s policies and procedures with respect to the disclosure of The Fund’s portfolio securities is available in The Fund’s Statement of Additional Information.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Henssler Asset Management, LLC (the “Adviser”), located at 3735 Cherokee Street, Kennesaw, Georgia 30144, serves as the investment adviser for The Fund.  The Adviser was organized in February 1998 by its owners, Gene W. Henssler, Ph.D., and Patricia T. Henssler, C.P.A.  The Adviser is an affiliate of G.W. Henssler & Associates, Ltd. (“Henssler & Associates”), an investment manager, which has provided investment advisory services to corporations, individual investors, and institutional investors since its inception in 1987.

The Adviser provides investment advisory services and day-to-day administrative services to The Fund under separate agreements with The Fund.  More particularly, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with The Fund to provide investment management services to The Fund.  In addition to the Advisory Agreement, the Adviser has entered into an Amended and Restated Operating Services Agreement (the “Operating Services Agreement”) with The Fund to provide, or make arrangements for the provision of, virtually all day-to-day operational services to The Fund.  Under the Advisory Agreement, the Fund pays the Adviser at the annual rate of 0.50% of The Fund’s average daily net assets, payable on a monthly basis.  Under the Operating Services Agreement, the Fund pays the Adviser at the annual rate of 0.20% of the Fund’s average daily net assets of the Institutional Class shares, payable on a monthly basis.  These fees do not include the costs of brokerage, interest, taxes, litigation, annual fees paid to the independent directors and their related expenses, fees and expenses of legal counsel for the independent directors, certain insurance policy premiums, a portion of the salary of The Fund’s Chief Compliance Officer and other extraordinary expenses.

Advisory Fee	0.50%
Operating Services Fee (Institutional Class Shares)	0.20%
Total Fees Paid to the Adviser (Institutional Class Shares)	0.70%

A discussion of the factors considered by the Board of Directors in approving the Advisory Agreement between the Adviser and The Fund is available in The Fund’s Semi-Annual Report for the reporting period ended October 31, 2010.

The Fund’s Statement of Additional Information contains more detailed information about the Advisory and Operating Services Agreements.

PORTFOLIO MANAGEMENT

The Fund is managed by Gene W. Henssler, Ph.D. and Theodore L. Parrish, CFA (the “Co-Managers”).  The Fund’s Co-Managers are supported by a group of research analysts and other members of The Fund’s investment staff.

Dr. Henssler has worked in investment management and financial analysis for more than 30 years.  From 1986 to 1996, Dr. Henssler was a Professor of Finance at Kennesaw State University.  Since 1987, Dr. Henssler’s investment adviser, G.W. Henssler & Associates, Ltd., has provided investment advisory services to corporations and to individual and institutional investors.  Dr. Henssler earned his MBA and Ph.D. in Finance from the University of Michigan in 1965 and 1971, respectively.

Mr. Parrish has worked in investment management and financial analysis for more than 15 years.  He earned his BBA from Kennesaw State University in 1995, and holds the Series 7, Series 63 and Series 65 licenses.  Mr. Parrish is a CFA Charterholder.  Mr. Parrish began his financial career with G.W. Henssler & Associates, Ltd. in 1995.

The Fund’s Statement of Additional Information contains more detailed information about the Co-Managers’ compensation, other accounts managed by the Co-Managers and the Co-Managers’ ownership of securities in The Fund.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The Fund’s share price is determined based upon net asset value (“NAV”).  The Fund calculates NAV at approximately 4:00 p.m., Eastern Time, each day that the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is normally closed on national holidays and Good Friday, so NAV will not be calculated on those days.  A list of the days the NYSE is normally closed appears in The Fund’s Statement of Additional Information.  The Fund’s NAV per share is determined by dividing the total value of The Fund’s investments and other assets less any liabilities by its number of outstanding shares.

Equity securities listed on a national securities exchange are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price.  Valuations of variable and fixed income securities are supplied by independent pricing services approved by The Fund’s Board of Directors.  Securities with maturities of sixty (60) days or less are valued at amortized cost.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to The Fund’s net asset value calculation.

FAIR VALUE PRICING

Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by The Fund that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed.  Fair value determinations are then made in good faith in accordance with procedures adopted by The Fund’s Board of Directors.  Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, The Fund will compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation.  If any significant discrepancies are found, The Fund may adjust its fair valuation procedures.

PURCHASE OF FUND SHARES

The Fund does not impose any sales charges on purchases of The Fund.  In general, The Fund requires a minimum initial investment of $1,000,000 for Institutional Class shares.  There is not a subsequent investment minimum.

Orders for the purchase of shares of The Fund placed directly with The Fund’s transfer agent, ALPS Fund Services, Inc. (the “Transfer Agent”) by an investor are executed at the next determined NAV per share after receipt by the Transfer Agent.  Orders for the purchase of shares of The Fund placed through broker-dealers (or other financial intermediaries) are executed at their next determined NAV per share after receipt by the broker-dealer.  Shares are eligible to receive dividends the day they are purchased.  The Fund reserves the right to reject any order for the purchase of its shares in whole or in part.

The following is a summary of the key features of the Institutional Class shares of The Fund.

Minimum Initial Investment (See table below for IRA and other types of accounts)
● $1,000,000

(NOTE: Registered investment advisers and financial planners that maintain an account directly with the Transfer Agent may aggregate their client accounts to meet the minimum amount if prior written notice is provided to the Transfer Agent.)

Eligible Investors
● Designed for the following types of accounts:

(1) proprietary accounts of institutions (financial institutions, corporations, trusts, estates, religious and charitable organizations) maintained directly with the Transfer Agent; and

(2) accounts of registered investment advisers and financial planners purchasing on behalf of clients who are charged asset-based or other management fees.

Expenses	● Lower expense ratio than Investor Class shares due to a lower Operating Services Fee.

Minimum Investments

	Minimum Initial Investment	Additional Investment
Regular Accounts	$1,000,000	None
Traditional IRAs	$1,000,000	None
Roth IRAs	$1,000,000	None
Education IRAs	$1,000,000	None
Automatic Investment Plan	$1,000,000	None

Opening or Adding to an Account

To make an initial investment in The Fund, all purchasers must complete and send the required application, along with a check payable to “The Henssler Equity Fund,” to one of the addresses listed below.  To make a subsequent investment, all purchasers must complete and send an investment slip, along with a check payable to “The Henssler Equity Fund,” to an address listed below.  All investments must be in U.S. dollars.  Third-party checks cannot be accepted.  You may be charged a fee for any check that does not clear.

Regular Mail The Henssler Equity Fund P.O. Box 8796 Denver, CO 80201	Overnight Delivery The Henssler Equity Fund c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

You may also make automatic monthly investments from your bank account in a regular amount pursuant to our “Automatic Investment Plan.”  Please call us at 1-800-936-3863 for more information about the Automatic Investment Plan.

Special Instructions for Individual Retirement Accounts

If you are interested in investing your Individual Retirement Account (“IRA”) or Roth IRA in The Fund, you may establish an IRA, IRA Rollover Account, Roth IRA, or Roth IRA Rollover Account in The Fund.  Please call The Fund at 1-800-936-3863 to request an IRA investment package.  You may also call a broker-dealer for more information regarding the establishment of an IRA account in The Fund.  For more complete IRA information, consult your tax professional.

Terms to Understand

Traditional IRA - an individual retirement account.  Your contributions may or may not be deductible depending on your circumstances.  Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Roth IRA - an IRA funded with non-deductible contributions; and tax-free growth of assets and distributions, if the assets are held for five years or longer and certain conditions are met.

Education IRA - an IRA with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay qualified educational expenses.

Special Instructions for Institutional Class Shares

The Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations or corporations.  Institutional Class shares may also be offered through financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in The Fund.  If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.

Institutional Class shares of The Fund are purchased or redeemed at their NAV per share next calculated after your purchase order and payment or redemption order is received by The Fund, less any applicable redemption fees.  If you place an order for Fund shares through a financial intermediary, The Fund will be deemed to have received a purchase or redemption order when the financial intermediary receives the order.  The financial intermediary must send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s instructions.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.  For more information about your financial intermediary’s rules and procedures and whether your financial intermediary has been authorized by The Fund to receive purchase and redemption orders on their behalf, you should contact your financial intermediary directly.

REDEMPTION OF FUND SHARES

You may sell shares at any time.  This can be done via the telephone by calling 1-800-936-3863 or in writing.

There are no fees charged by The Fund for redemptions.  However, shareholders who redeem their shares through a broker-dealer (or other financial intermediary) may be charged a fee for the broker-dealer’s services.

Written Sell Orders

A written letter of instruction must include:

•	your name(s) and signature(s);
•	your account number;
•	the fund name;
•	the dollar amount you want to sell;
•	how and where to send the proceeds; and
•	if your account is an IRA account, whether the distribution is qualified or premature.

Mail your request to:

Regular Mail The Henssler Equity Fund P.O. Box 8796 Denver, CO 80201	Overnight Delivery The Henssler Equity Fund c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

Redemption proceeds will be mailed or wired to the redeeming shareholder within seven (7) days, except where those shares have recently been purchased by personal check.  In those cases, redemption proceeds may be withheld until the check has been collected, which may take up to fifteen (15) days.  To avoid such withholding, investors should purchase shares by certified or bank check.  Interest will not accrue on uncashed redemption checks.  Please note that wire requests for amounts under $10,000 will be subject to a fee of $10, which will be automatically deducted from the redemption proceeds.

Some circumstances require that written sell orders be signature guaranteed.  If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation may be required.

A signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call us to ensure that your signature guarantee will be processed correctly.

You may redeem part or all The Fund’s shares on any business day that The Fund calculates it NAV.  To redeem shares with The Fund, you must contact The Fund either by mail or by phone to place a redemption order in the manner described.  You should request your redemption prior to market close to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

DISRUPTIVE TRADING AND MARKET TIMING

Frequent or excessive short-term purchases and redemptions by a shareholder may be indicative of market timing and otherwise disruptive trading which can have harmful effects for other shareholders.  These risks and harmful effects include the following:

●
An adverse effect on portfolio management, as determined by the portfolio managers in their sole discretion, such as causing The Fund to maintain a higher level of cash than would otherwise be the case, or causing The Fund to liquidate investments prematurely; and

●	Reducing returns to long-term shareholders through increased brokerage and administrative expenses.

The Fund employs an investment strategy that emphasizes long-term capital appreciation.  As a result, the Board of Directors discourages short-term or excessive trading of their shares by shareholders.  Historically, The Fund has not experienced excessive trading.  Many of The Fund’s shareholders are either clients or affiliates of the Adviser or participants in 401(k) plans that offer The Fund as an investment option, which serves to minimize the potential for excessive trading or market timing.  The Board of Directors, in consultation with The Fund’s portfolio managers, has determined that trading activity in Fund shares not in excess of one percent (1%) of The Fund’s net assets on any given day should not generally be disruptive and have the harmful effects described below to an extent disproportional to what should normally be expected for The Fund.  In general, The Fund considers frequent roundtrip transactions in an account to constitute excessive trading.  A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of The Fund within seven (7) days.  While there is no specific limit on roundtrip transactions, The Fund reserves the right to (i) refuse any purchase order; or (ii) restrict or terminate purchase privileges for shareholders, particularly in cases where The Fund determines that a shareholder has engaged in more than one roundtrip transaction within any rolling seven-day period.  In any day where trading activity in Fund shares exceeds the one percent (1%) threshold, The Fund will analyze the activity to determine its nature and what action, if any, should be taken.

In determining the frequency of roundtrip transactions, The Fund will not include purchases pursuant to dollar cost averaging or other similar programs, and The Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor.  For record holders, The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that The Fund suspects as disruptive trading.  The Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because The Fund does not have simultaneous access to the underlying shareholder account information.  The Fund and financial intermediaries, however, attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing or disruptive trading and to impose restrictions on such activities.

The Fund may also take action if a shareholder’s trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading by The Fund, even if applicable shares are held longer than seven (7) days.  In addition, The Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, The Fund’s distributor on behalf of The Fund, has or will enter into written agreements with each of The Fund’s financial intermediaries, under which the intermediary must, upon request, provide The Fund with certain shareholder and identity trading information so that The Fund can enforce its market timing and disruptive trading policies.  There is no guarantee that The Fund’s policies and procedures will be effective in detecting and preventing market timing or disruptive trading, in whole or in part.

GENERAL POLICIES

The Fund reserves the right to:

●	Refuse any purchase request for any reason.
●	Change any of its purchase or redemption policies or procedures at any time.
●	Delay in sending out redemption proceeds for up to seven (7) days. This generally only happens in cases of large redemptions or during unusual market conditions.
●	Suspend the right to redeem and delay redemption proceeds during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

Low Balance Accounts

If your account falls below $[750,000] because of redemption, The Fund may request in writing that you increase your balance.  If the balance remains less than $[750,000] ninety (90) days from the date of the written request, The Fund may close your account, and mail you the proceeds from your account to the address on the Transfer Agent’s records.

Patriot Act

The USA PATRIOT Act of 2001 requires financial institutions, including The Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing the required application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, The Fund may temporarily limit additional share purchases.  In addition, The Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  If The Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after The Fund decides to close the account.  The value of the shares at the time of redemption may be more or less than what the shareholder paid for such shares.  As required by law, The Fund may employ various procedures, such as comparing the information to fraud databases or requiring additional information or documentation from you, to ensure that the information supplied by you is correct.

INVESTMENTS THROUGH THIRD PARTIES

If you invest through a third party (rather than directly through The Fund), the policies and fees may be different than those described here.  Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.  The Adviser also may, from time to time, at its expense and out of its own resources, make cash payments to certain financial intermediaries for shareholder services, as an incentive to sell shares of The Fund and/or to promote retention of their customer’s assets in The Fund.  These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase Fund shares or the amount The Fund receives as proceeds from such sales.  Revenue sharing payments may be made to financial intermediaries that provide services to The Fund or its shareholders, including (without limitation) shareholder servicing, transaction processing, sub-accounting or marketing support.

TELEPHONE PURCHASES BY SECURITIES FIRMS

Member firms of the Financial Industry Regulatory Authority (“FINRA”) may telephone the Transfer Agent at 1-800-936-3863 and place purchase orders on behalf of investors who carry their Fund investments through the member’s account with The Fund.  By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither The Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine.  The Fund and its agents provide written confirmations of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine.  As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction.  However, if the Transfer Agent or The Fund fails to employ this and other established procedures, the Transfer Agent or The Fund may be liable.  The Fund reserves the right to modify or terminate these telephone privileges at any time.

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

The Fund pays its shareholders all of its net investment income and net realized long- and short-term capital gains on an annual basis.  Your dividends and distributions will be reinvested in The Fund unless you instruct The Fund in writing otherwise.  There are no fees or sales charges on reinvestments.

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account).  The Fund expects that its distributions will consist primarily of capital gains.  Distributions are subject to federal income tax regardless of how long you have held your shares and whether you reinvest your distributions or take them in cash.  In general, distributions are taxable as follows:

TAXABILITY OF DISTRIBUTIONS

The table below can provide a general guide for your potential tax liability when selling or exchanging fund shares.

“Short-term capital gains” applies to fund shares sold up to 12 months after buying them.

“Long-term capital gains” applies to shares held for more than 12 months.

Type of Distribution	Tax Rate for 15% Bracket or Below	Tax Rate for 15% Bracket or Above
Qualified Dividends	0%	15%
Dividends	Ordinary Income Rate	Ordinary Income Rate
Short-term Capital Gains	Ordinary Income Rate	Ordinary Income Rate
Long-term Capital Gains	0%	15%

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.  The Fund anticipates that the majority of its distributions will consist of capital gains.

TAXES ON TRANSACTIONS

Any sale of Fund shares, including exchanging Fund shares for shares of another fund, may generate a tax liability.  Tax-deferred accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares.  “Short-term capital gains” applies to Fund shares held up to 12 months.  “Long-term capital gains” applies to Fund shares held for more than 12 months.

Additional information concerning the taxation of The Fund and its shareholders is contained in the Statement of Additional Information.

INDEX DESCRIPTION

S&P 500 Index:  The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.  You may not invest directly in the S&P 500 Index.

FINANCIAL HIGHLIGHTS

The table shows The Fund’s financial performance for the periods shown.  Certain information reflects financial results for a single Fund share.  “Total Return” shows how much your investment in The Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions.  This information has been audited by [●], The Fund’s independent registered public accounting firm, whose report for the fiscal year ended April 30, 2010, along with The Fund’s financial statements, are included in The Fund’s Annual Report to Shareholders, which is available upon request and is incorporated herein by reference.  Because the Institutional Class shares of The Fund were offered prior to the date of this Prospectus, the financial highlights below are those of the Investor Class shares of The Fund.  The Institutional Class shares are invested in the same portfolio of securities as the Investor Class shares, but the Institutional Class shares are subject to different expenses, which may cause the returns of the Institutional Class shares to differ from the returns of the Investor Class shares.

	For the Six Months Ended October 31, 2010(1)		For the Year Ended April 30, 2010	For the Year Ended April 30, 2009	For the Year Ended April 30, 2008	For the Year Ended April 30, 2007	For the Year Ended April 30, 2006
Net Asset Value, Beginning of Year	$13.90		$10.14	$15.05	$16.22	$14.99	$13.80
Income From Investment Operations:
Net investment income(2)	0.04		0.07	0.11	0.07	0.07	0.08
Net gains or losses on securities (both realized and unrealized)(2)	(0.30)		3.77	(4.85)	0.27	1.79	1.34
Total from Investment Operations	(0.26)		3.84	(4.74)	0.34	1.86	1.42
Distributions:
Net investment income	—		(0.08)	(0.01)	(0.06)	(0.14)	(0.04)
Net realized capital gain	—		—	(0.16)	(1.45)	(0.49)	(0.19)
Total Distributions	—		(0.08)	(0.17)	(1.51)	(0.63)	(0.23)
Net Asset Value, End of Year	$13.64		$13.90	$10.14	$15.05	$16.22	$14.99
Total Return	(1.87	)%(3)	37.98%	(31.49)%	1.94%	12.57%	10.31%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$156,161		$155,688	$82,194	$110,630	$116,356	$135,794
Ratio of expenses to average net assets	1.27	%(4)	1.28%	1.29%	1.28%	1.31%	1.29%
Ratio of net investment income to average net assets	0.67	%(4)	0.61%	0.91%	0.42%	0.48%	0.52%
Portfolio turnover rate	11	%(3)	15%	35%	53%	23%	58%
____________________
(1) Unaudited.

(2) Per share amounts calculated based on the average daily shares outstanding during the year.

(3) Not annualized.

(4) Annualized.

PRIVACY OF PERSONAL INFORMATION

Congress enacted the Financial Services Modernization Act (the “Act”) that brought a number of changes to the financial services industry.  The Act requires financial institutions to inform their customers and former customers how personal information about them is collected and disclosed.  The policy below explains The Fund’s approach to the collection, use, retention and security of nonpublic personal information about you.

COLLECTION OF INFORMATION:

The nonpublic personal information that we have about you comes directly from you.  You disclosed much of this information on your mutual fund account application, or we may have contacted you by telephone or mail for additional information.

RETENTION AND LIMITED SHARING:

We retain information about the investments you purchase, as well as transaction and payment history.  In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent.  Third parties that receive your nonpublic personal information from us are prohibited by agreement from using information about you except for the narrow purpose for which we gave it to them.

We do not sell client information to anyone.  We do not disclose your personal information to companies or organizations not affiliated with us.  We may use your personal information to communicate with you about your investments.  In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

●	Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;
●	The Fund’s investment adviser; and
●	Regulatory or law-enforcement authorities.

CONFIDENTIALITY AND SECURITY:

We consider all information we have about you to be confidential.  Your information is only to be handled in the manner described in this notice.  We restrict access to information about you to those employees and authorized agents who need to know that information in order to provide products and services to you.  Each of these employees and authorized agents is bound by this privacy policy.  We maintain physical, electronic and procedural safeguards that comply with federal standards to maintain the confidentiality of your nonpublic personal information.

PN-1

Adviser:

Henssler Asset Management, LLC
3735 Cherokee Street
Kennesaw, Georgia 30144

Distributor:

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian:

The Fifth Third Bank, N.A.
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Transfer, Redemption, and Dividend Disbursing Agent:

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Independent Registered Public Accounting Firm:

[●]

Legal Counsel:

Paul, Hastings, Janofsky & Walker LLP
600 Peachtree Street, N.E.
Suite 2400
Atlanta, GA 30308

FOR MORE INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about The Fund including a more detailed discussion of its investment policies and the risks associated with various investments.  The SAI is incorporated by reference into this Prospectus.  This means that the SAI is legally a part of this Prospectus.

Additional information about The Fund’s investments is available in The Fund’s Annual and Semi-Annual Reports to shareholders.  In The Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected The Fund’s performance during its last fiscal year.

You can obtain more information about The Fund and a copy of The Fund’s SAI, Annual or Semi-Annual Reports to shareholders by request and without charge by contacting The Fund at 1-800-936-FUND (3863) or by writing to The Henssler Equity Fund, P.O. Box 8796, Denver, CO 80201, or on The Fund’s website at http://www.henssler.com/heqfx.

Information about The Fund (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Reports and other information about The Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Investment Company Act File No. is 811-08659

STATEMENT OF ADDITIONAL INFORMATION
[●]

THE HENSSLER EQUITY FUND

Investor Class Shares: [●]
Institutional Class Shares: [●]

a portfolio of
THE HENSSLER FUNDS, INC.
3735 Cherokee Street
Kennesaw, Georgia 30144
Telephone No. (770) 425-6669

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated August 30, 2010, for the Investor Class shares of The Henssler Equity Fund (“The Fund”), and the Prospectus dated [●] for the Institutional Class shares of The Fund, copies of which may be obtained by writing to The Henssler Funds, Inc., P.O. Box 8796, Denver, CO 80201, by calling 1-800-936-FUND (3863), or by visiting The Fund’s website at http://www.henssler.com/heqfx.

The Financial Statements of The Fund have been incorporated by reference to The Fund’s most recent Annual Report.  The Annual Report is available, without charge, upon request by calling the toll-free number provided above.

TABLE OF CONTENTS

THE FUND	1
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS	1
Investments in Small Companies	1
Investments in Sectors	2
Investments in Foreign Securities	2
Portfolio Turnover	3
Temporary Defensive Position	3
Repurchase Agreements	3
INVESTMENT RESTRICTIONS	4
PORTFOLIO HOLDINGS	5
MANAGEMENT OF THE FUND	6
BOARD OF DIRECTORS	6
DIRECTOR COMPENSATION	8
INFORMATION CONCERNING OUR BOARD OF DIRECTORS	8
BOARD COMMITTEES	11
DIRECTOR SHARE OWNERSHIP	11
CODE OF ETHICS	12
ADVISORY AND ADMINISTRATION ARRANGEMENTS	12
ADVISORY AND OPERATING SERVICE AGREEMENTS	12
ADMINISTRATOR, TRANSFER AGENT, ACCOUNTING SERVICES AGENT	13
DISTRIBUTOR	14
ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS	14
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	15
GENERAL	16
RESEARCH SERVICES	16
OVER-THE-COUNTER TRANSACTIONS	17
POTENTIAL CONFLICTS	17
DETERMINATION OF NET ASSET VALUE	17
PURCHASE OF SHARES	18
THE DISTRIBUTOR	19
REDEMPTION OF SHARES	19
SHAREHOLDER SERVICES	20
Investment Account	20
Reinvestment of Dividends and Capital Gains Distribution	20
MARKET TIMING ARRANGEMENTS	21
DIVIDENDS, DISTRIBUTIONS AND TAXES	22
GENERAL INFORMATION	23
Description of Shares	23
Indemnification of Officers and Directors	24
Principal Shareholders	24
Control Persons	24
Independent Registered Public Accounting Firm	25
Custodian	25
Transfer, Redemption, and Dividend Disbursing Agent	25
Legal Counsel	25
Reports To Shareholders	25
Additional Information	25
FINANCIAL STATEMENTS	25

THE FUND

The Henssler Equity Fund (“The Fund”) is the only portfolio of The Henssler Funds, Inc., a no-load, open-end diversified management investment company incorporated under the laws of the State of Maryland on February 12, 1998.  Henssler Asset Management, LLC is The Fund’s investment adviser (the “Adviser”).

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

Reference is made to “Summary Section” and “Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings Information” in the Prospectus for a discussion of the principal investment strategies, objectives, policies and risks of The Fund.  Set forth below is certain further information relating to The Fund.

The Fund’s investment objective is to seek growth of capital.  The Fund’s investment strategy is to emphasize long-term capital appreciation and safety of principal.

The Fund may also invest in securities of other investment companies, subject to the limits and restrictions contained in, and the rules and regulations promulgated under, the Investment Company Act of 1940, as amended (the “Investment Company Act”).  In the event that The Fund invests in other investment companies, such investments would be for cash management purposes.  Please see the section entitled “Temporary Defensive Position” on page 6 for a list of investments that The Fund may make to protect its share value against sustained market down cycles or adverse extraordinary circumstances.

The Fund is diversified, which means that The Fund may not, as to 75% of its assets, purchase securities of any one issuer, other than securities issued or guaranteed by the United States government, if immediately after such purchase more than 5% of The Fund’s total assets would be invested in securities of such issuer or The Fund would own 10% or more of the outstanding voting securities of such issuer.  The Fund will not invest more than 25% of its assets in a particular industry sector.  The Fund will not purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.

INVESTMENTS IN SMALL COMPANIES.  Although The Fund invests in companies of all sizes, i.e., large (annual revenues generally over $5 billion), medium (annual revenues generally between $1 billion and $5 billion), and small (annual revenues generally under $1 billion), there may be times when The Fund is significantly invested in small companies.  Smaller growth companies may offer greater potential for capital appreciation than larger companies, particularly because they often have new products, methods or technologies, or may respond to changes in industry conditions due to regulatory or other developments more rapidly than their larger competitors.  In addition, because they may be followed by fewer stock analysts and less information may be available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest increases.  Smaller growth companies may also be more subject to a valuation catalyst (such as acquisition or disposition efforts or changes in management) than larger companies.

On the other hand, the smaller companies in which The Fund may invest may have relatively small revenues or market share for their products or services, their businesses may be limited to regional markets, or they may provide goods or services for a limited market.  For example, they may be developing or marketing new products or services for which markets are not yet established and may never become established or may have or develop only a regional market for product or services and thus be affected by local or regional market conditions.  In addition, small companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms.  Such companies may also be insignificant in their industries and become subject to intense competition from larger companies.

Due to these and other factors, small companies may suffer significant losses or realize substantial growth; therefore, investments in such companies tend to be volatile and are more speculative.

INVESTMENTS IN SECTORS.  Although The Fund anticipates that, under normal circumstances, its investments will be diversified across all equity market sectors, The Fund is permitted to invest up to 25% of its assets in a particular industry sector.  Sector markets, like the national economy as a whole, tend to be cyclical.  Significant product development or favorable regulatory change in a particular sector may rapidly result in a substantial upswing in that sector’s sales and profits and corresponding increases in the stock prices of the sector’s companies.  By investing a substantial percentage of The Fund’s assets in a particular sector, the Adviser will attempt to capitalize on the strength of that sector and the growth of that industry in relation to other sectors of the overall economy.

On the other hand, investments in a particular sector are also volatile in response to unanticipated negative changes in the sector’s economy.  For example, unexpected declines in demand, adverse regulatory changes, or shortages of materials, skilled employees or growth capital may negatively affect an industry sector without affecting the overall economy.  If The Fund is substantially invested in a particular sector which experiences an unanticipated decline, The Fund’s performance may suffer accordingly.

INVESTMENTS IN FOREIGN SECURITIES.  The Adviser may invest up to 20% of The Fund’s assets in common stocks of foreign issuers that are traded in the United States and in American Depositary Receipts of foreign companies.  By doing so, the Adviser attempts to take advantage of differences between economic trends and the performance of securities markets in various countries.  The Adviser believes that it may be possible to obtain significant appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification.  Increased diversification is gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends.

Generally, investments in securities of foreign companies involve greater risks than are present in domestic investments.  Canadian securities, however, are not considered by the Adviser to have the same risks as other nations’ securities because Canadian and U.S. companies are generally subject to similar auditing and accounting procedures and similar governmental supervision and regulation.  Also, Canadian securities are normally more liquid than other non-U.S. securities.  Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

In addition, investing in foreign securities also involves the following considerations: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility; possible expropriation or nationalization of assets; and possible imposition of foreign taxes.  Furthermore, the U.S. government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as The Fund.

To the extent portfolio securities are denominated in foreign currencies, the value of the assets of The Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.  Although The Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign securities into U.S. dollars on a daily basis.

As one way of managing foreign currency exchange rate risk, The Fund may enter into forward foreign currency exchange contracts (i.e., purchasing or selling foreign currencies at a future date).  These contracts are usually entered into in order to fix the U.S. dollar value of a security which The Fund has agreed to buy or sell, but which will not settle until some time in the future.  These contracts may also be used to hedge the U.S. dollar value of a security already owned by The Fund (position hedging), particularly if a decrease in the value of the currency in which the foreign security is denominated is expected.  This method of protecting the value of The Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange, which The Fund may rely upon at a predetermined future point in time.

The Adviser seeks to benefit The Fund when using forward contracts, although the Adviser may not be able to project precisely the future exchange rates between foreign currencies and the U.S. dollar.  The Fund may, therefore, incur a gain or a loss on a forward contract.  A forward contract may help reduce The Fund’s losses on a security when a foreign currency’s value decreases but it may likewise reduce the potential gain on a security if the foreign currency’s value increases.

PORTFOLIO TURNOVER.  Due to The Fund’s long-term investment style, The Fund anticipates that portfolio turnover will not exceed 100% per year.  Portfolio turnover results from a change of the securities held by The Fund and involves expenses to The Fund in the form of brokerage commissions and other transaction costs.  Portfolio turnover may also have an impact on the amount of taxable distributions to shareholders.  Although the rate of portfolio turnover will not be a limiting factor when the Adviser deems change appropriate and in the best interest of The Fund’s shareholders, the relatively low turnover rate anticipated in The Fund may benefit The Fund and its shareholders in the form of lower capital expenses and lower taxable distributions.  The portfolio turnover rates for the fiscal years ended April 30, 2008, 2009 and 2010, were 53%, 35% and 15%, respectively.

TEMPORARY DEFENSIVE POSITION.  Under extraordinary circumstances or to attempt to protect The Fund from significant down cycles in the stock market, The Fund may invest in cash and certain cash equivalents, money market instruments, U.S. Government securities and certain other fixed income securities.  The Fund will limit its investments in corporate bonds and notes to those which are considered investment grade (generally, bonds and notes that have received a rating from Standard & Poor’s Corporation of “BBB” or better or from Moody’s Investors Service, Inc. of “Baa” or better) at the time of their purchase.

The Fund’s investments in fixed income securities will generally be subject to both credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments as they become due.  Market risk relates to the fact that market values of fixed income securities generally will be affected by changes in the level of interest rates.  Generally, as interest rates rise, the market value of fixed income securities will fall.  Conversely, as interest rates fall, the market value of fixed income securities will rise.  Fluctuations in market value do not affect the interest income from the securities, but are reflected in The Fund’s net asset value.

REPURCHASE AGREEMENTS.  The Fund may enter into repurchase agreements with “primary dealers” in U.S. government securities and member banks of the Federal Reserve System which furnish collateral equal in value or market price to at least 102% of the amount of their repurchase obligation.  In a repurchase agreement, The Fund purchases a security from a seller, which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less).  The resale price generally exceeds the purchase price by an amount, which reflects an agreed-upon market interest rate for the term of the repurchase agreement.  The principal risk is that, if the seller defaults, The Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by The Fund in connection with the related repurchase agreement are less than the repurchase price.  Repurchase agreements maturing in more than seven (7) days are considered by The Fund to be illiquid.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of The Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, The Fund.

The Fund may not:

1.
As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, if immediately after such purchase more than 5% of The Fund’s total assets would be invested in securities of such issuer or The Fund would own 10% or more of the outstanding voting securities of such issuer.

2.	Invest 25% or more of its total assets in the securities of issuers in any particular Standard & Poor’s 500 industry sector.

3.	Issue senior securities, except as permitted under the Investment Company Act.

4.	Make investments for the purpose of exercising control or management.

5.
Purchase or sell real estate or interests in real estate, including real estate limited partnerships; PROVIDED, HOWEVER, that The Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

6.
Purchase or sell commodities or commodity contracts, including future contracts, provided however that The Fund may enter into foreign currency exchange contracts as described above under “Investments in Foreign Securities.”

7.	Purchase any securities on margin, except that The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8.
Make loans to other persons; provided, however, that, for purposes of this restriction, the term “loan” does not include the purchase of an issue of publicly distributed bonds or debentures, government obligations, certificates of deposit, bankers’ acceptances or repurchase agreements.

9.
Borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.

10.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by The Fund except as may be necessary in connection with borrowings mentioned in nine (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of The Fund’s total assets, taken at market value.

11.
Invest more than 10% of The Fund’s total assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities.

12.	Underwrite securities of other issuers except insofar as The Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

13.	Write, purchase or sell puts, calls or combinations thereof.

14.
Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases; PROVIDED, HOWEVER, that The Fund may purchase or sell securities of entities which invest in such programs.

PORTFOLIO HOLDINGS

The Board of Directors has adopted policies to govern the circumstances under which disclosure regarding securities held by The Fund and disclosure of purchases and sales of such securities, may be made to shareholders of The Fund or other persons.  These policies include the following:

o
Public disclosure regarding The Fund’s portfolio securities is made quarterly through The Fund’s Form N-Q and Semi-Annual and Annual Reports (the “Official Reports”).  Other than the Official Reports, shareholders and other persons generally may not be provided with information regarding portfolio securities held, purchased or sold by The Fund.

o
Notwithstanding the foregoing, information regarding portfolio securities, and other information regarding the investment activities of the portfolios, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of The Fund.  In addition, the policy relating to disclosure of The Fund’s holdings of portfolio securities does not prohibit: (i) disclosure of information to The Fund’s investment adviser or to other service providers, including but not limited to The Fund’s administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which The Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by The Fund that is made on the same basis to all Fund shareholders.

o
Any arrangements to disclose information about The Fund’s portfolio securities before public disclosure requires the approval of the Chief Compliance Officer (The Fund does not have any such arrangement as of December 31, 2010).  In determining whether to approve such an arrangement, the Chief Compliance Officer may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of The Fund, and whether the arrangement will adversely affect The Fund or its shareholders.  The Chief Compliance Officer shall inform the Board of Directors of any special portfolio holdings disclosure arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval.

o	Neither The Fund’s investment adviser nor The Fund (or any affiliated person, employee, officer, trustee or director of the investment adviser or The Fund) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by The Fund.

Adviser employees that are access persons under The Fund’s and Adviser’s Codes of Ethics have access to portfolio holdings on a regular basis.  The Codes of Ethics prohibit use or dissemination of such information by such persons for unlawful purposes, including insider trading.  Compliance with the Codes of Ethics is monitored regularly and reports are provided quarterly to the Board of Directors.

Notwithstanding the foregoing, there is no guarantee that The Fund’s policies on use and dissemination of holdings information will protect The Fund from the potential misuse of holdings by individuals or firms in possession of such information.

MANAGEMENT OF THE FUND

Reference is made to “Management of The Fund” in the Prospectus.  Set forth below is further information about The Fund’s management.

BOARD OF DIRECTORS

The Fund is governed by a Board of Directors, which is responsible for protecting the interests of The Fund’s shareholders.  The members of the Board of Directors are experienced executives who meet throughout the year to oversee The Fund’s activities, review The Fund’s contractual relationships with service providers, and review the performance of The Fund.

The Board of Directors is responsible for the overall management of The Fund, including general supervision of its investment activities.  The officers who administer The Fund’s daily operations are appointed by the Board of Directors.  The current Directors and principal officers of The Fund, their addresses, and their principal occupations for the past five years are set forth below.  The “interested persons” of The Fund, as defined by the Investment Company Act, are designated by an asterisk.

Name and Age	Position(s) Held with The Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director

INDEPENDENT DIRECTORS

Robert E. Nickels [(67)]	Director	Indefinite Term, Since 2002	Retired.	1	None.

David P. O’Brien, III, M.D. [(70)]	Director	Indefinite Term, Since 2004	Urologist. Retired.	1	None.

Joseph W. Owen [(49)]	Director	Indefinite Term, Since 2004	Vice President, Sybase Inc.	1	None.

INTERESTED DIRECTORS AND OFFICERS

*Gene W. Henssler, Ph.D. [(70)]	President and Director	Indefinite Term, Since 1998	President, G.W. Henssler & Associates, Ltd.; Member, Henssler Asset Management, LLC.	1	None.

Name and Age	Position(s) Held with The Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director

*Patricia T. Henssler, C.P.A. [(55)]	Executive Vice President, Treasurer and Director	Indefinite Term, Since 1998	Treasurer, G.W. Henssler & Associates, Ltd.; Certified Public Accountant, P.T. Henssler, C.P.A., LLC; Member, Henssler Asset Management, LLC.	1	None.

Scott L. Keller, CFA [(44)]	Vice President	Indefinite Term, Since 1998	Principal, G.W. Henssler & Associates, Ltd.; Member, Henssler Asset Management, LLC.	N/A	N/A

William G. Lako, Jr., CFP® [(39)]	Vice President	Indefinite Term, Since 1998	Principal, G.W. Henssler & Associates, Ltd.; Member, Henssler Asset Management, LLC.	N/A	N/A

Theodore L. Parrish, CFA [(37)]	Vice President	Indefinite Tern, Since 1998	Principal, G.W. Henssler & Associates, Ltd.; Member, Henssler Asset Management, LLC.	N/A	N/A

Christopher E. Reeves, Esq. [(39)]	Chief Compliance Officer	Indefinite Term, Since 2007	Attorney, Powell Goldstein, LLP; Attorney, Lantz & Reeves P.C.; Chief Compliance Officer, G.W. Henssler & Associates, Ltd. and Henssler Asset Management, LLC.	N/A	N/A
_______________________
* Dr. Gene Henssler and Patricia Henssler are “interested persons” of The Fund as defined under the Investment Company Act, because of their positions with the Adviser; they are related by marriage.

DIRECTOR COMPENSATION

The Adviser, under an Operating Services Agreement, pays each interested Director an annual fee of $2,500 per year, and effective December 13, 2007, The Fund pays each independent Director an annual fee of $8,000 per year, together with the Directors’ actual out-of-pocket expenses relating to attendance at meetings.  The annual fees are payable in four equal quarterly installments and are paid as of the date of each quarterly Board meeting.  The amount that The Fund paid each Director during the fiscal year ended April 30, 2010, is shown in the compensation table below.

Director	Aggregate Compensation from Fund	Total Compensation from Fund Complex Paid to Directors
INTERESTED DIRECTORS
Gene W. Henssler, Ph.D.	$0	$0
Patricia T. Henssler, C.P.A.	$0	$0
INDEPENDENT DIRECTORS
Robert E. Nickels	$8,000	$8,000
David P. O’Brien, III, M.D.*	$8,000	$8,000
Joseph W. Owen*	$8,000	$8,000

* Dr. O’Brien and Mr. Owen began serving as Directors in October 2004.

The Fund does not offer its Directors a pension or retirement plan.

INFORMATION CONCERNING OUR BOARD OF DIRECTORS

The Role of the Board

The Board of Directors (the “Board”) of The Fund provides oversight of the management and operations of The Fund.  Like all mutual funds, the day-to-day responsibility for the management and operation of The Fund is the responsibility of various service providers to The Fund, such as The Fund’s Adviser, Distributor, Administrator, Custodian and Transfer Agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements between The Fund and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent.  The Board has appointed various senior individuals of certain of these service providers as officers of The Fund, with responsibility to monitor and report to the Board on The Fund’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding The Fund’s operations.  The Board has appointed a Chief Compliance Officer who administers The Fund’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations.  From time to time, one or members of the Board may also meet with Fund officers in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of The Fund and its oversight role does not make the Board a guarantor of The Fund’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established one standing committee, an Audit Committee, which is discussed in greater detail below under “Board Committees.”  The Audit Committee also serves as The Fund’s Qualified Legal Compliance Committee (the “QLCC”).  A majority of the members of the Board are not “interested persons,” as defined by the Investment Company Act, of The Fund (the “Independent Directors”), which are Directors that are not affiliated with the Adviser or its affiliates.  The Audit Committee is comprised entirely of Independent Directors.  The Board has neither appointed a Chairman nor a lead Independent Director, so that each of the Directors provide equal oversight of The Fund.

The Fund has determined that the Board’s leadership structure is appropriate given the characteristics of The Fund.  The Board reviews its structure annually.  The Board has also determined that the structure, function and composition of the Audit Committee, which also serves as The Fund’s QLCC, are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the Audit Committee supports the Board’s oversight of risk management in a variety of ways, including (i) meeting with The Fund’s Treasurer and with The Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of The Fund’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002, and (ii) reporting to the Board as to these and other matters.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as Directors of The Fund in light of The Fund’s business and structure.  Each of the Directors has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  Each of the Directors has served on the Board of The Fund for several years.  They therefore have substantial board experience and, in their service to The Fund, have gained substantial insight as to the operation of The Fund and have demonstrated a commitment to discharging their oversight responsibilities as Directors.  The Board annually conducts a “self-assessment” wherein the performance and effectiveness of the Board and individual Directors is reviewed.  In addition to the information provided above, below is certain additional information concerning each particular Director and certain of their Director Attributes.  The information provided below, and above, is not all-inclusive.  Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as Directors of The Fund.

Robert E. Nickels – Independent Director

Robert E. Nickels has been serving an indefinite term as an Independent Director of The Henssler Equity Fund since 2002.  Mr. Nickels is currently retired.  Mr. Nickels’ previous employment includes being the director of two Fortune 500 companies and the CEO of a billion-dollar enterprise.  Through his work, Mr. Nickels participated in several acquisitions and one merger.  He has served as a board member of a charitable foundation and as a Red Cross volunteer.  Mr. Nickels holds a Bachelor of Science and an MBA from Michigan State University and an SEP from Leland Stanford Jr. University.  The Board of

Directors believes that Mr. Nickels’ experience in business and familiarity with financial reports and board operations benefits The Fund.

David P. O’Brien, III, M.D. – Independent Director

David P. O’Brien, III, M.D. has been serving an indefinite term as an Independent Director of The Henssler Equity Fund since 2004.  Dr. O’Brien recently retired after 42 years as Physician and Surgeon on the Transplant Service of both Emory University Medical Center and Piedmont Health Care in Atlanta.  He has served as President of both The Atlanta Urologic Association and The Georgia Urologic Society.  Dr. O’Brien also holds the title of Emeritus Professor of Surgery of the Emory University Medical School.  Prior, Dr. O’Brien served in the United States Navy Medical Corps serving with the U.S. Marine Corps from 1968 to 1970.  He served in Vietnam from 1968 to 1969.  As a 1962 graduate of Princeton University, Dr. O’Brien finished medical school at The University of Kentucky Medical School in 1966.  He currently serves as President of the Princeton University Class of 1962.  The Board believes that Dr. O’Brien’s experience as a doctor and as presidents of several professional associations benefit The Fund.

Joseph W. Owen – Independent Director

Joseph W. Owen has been serving an indefinite term as an Independent Director of The Henssler Equity Fund since 2004.  Mr. Owen is currently Vice President of Engineering at Sybase.  Previously he was Chief Technical Officer of XcelleNet.  Mr. Owen has worked in the computer software business for 25 years and has held several senior management positions.  The Board of Directors believes that Mr. Owen’s valuable insight in technology is useful to both understanding long-term trends in the technology industry and to internal technology used by The Fund.

Gene W. Henssler, Ph.D. – Director and Officer

Gene W. Henssler, Ph.D., is the President and Chief Investment Officer of G.W. Henssler & Associates, Ltd. and Henssler Asset Management, LLC both federally registered investment advisers.  Dr. Henssler is responsible for the overall direction of the firm, which offers financial advice and portfolio management to individual, corporate and institutional clients.  Dr. Henssler founded G.W. Henssler & Associates in March 1987 at the urging of friends and acquaintances who sought his counsel and advice for investing their money.  In 1998, Dr. Henssler started Henssler Asset Management, LLC to serve as the investment adviser for The Henssler Equity Fund (HEQFX) that was introduced to the market place that same year.  Prior, Dr. Henssler earned both his Master of Business Administration and doctorate in finance at the University of Michigan.  He taught at Georgia State University, University of Toledo and Grand Valley State University in Michigan.  In 1986 he became a Professor of Finance at Kennesaw State University, retiring in 1996.  Dr. Henssler holds the title of Professor Emeritus of Finance at Kennesaw State University.  The Board believes that Dr. Henssler’s vast experience as both an investment adviser and a professor and his familiarity with the financial services industry benefit The Fund.

Patricia T. Henssler, C.P.A. – Director and Officer

Patricia T. Henssler, C.P.A., is the Principal in P.T. Henssler, C.P.A., LLC, a public accounting firm.  It is affiliated with the Tax & Accounting Division of The Henssler Financial Group.  Ms. Henssler’s previous background includes two assistant professor positions at both Grand Valley State College in Michigan and Morris Brown College in Atlanta, Georgia.  She was also Senior Staff Tax Accountant with Bennett Thrasher, P.C.  Ms. Henssler received her Bachelor’s of Business Administration from the University of Toledo, her Master’s of Business Administration from Michigan State University, and attended Kennesaw State University for credits necessary for Certified Public Accountancy.  The Board believes that Ms. Henssler’s vast experience as both a Certified Public Accountant and a professor and her familiarity with the financial services industry benefit The Fund.

BOARD COMMITTEES

The Fund has established two standing committees and the membership of each committee to assist in its oversight of the risks The Fund faces: the Audit Committee and the QLCC.  There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice.  The Fund’s committee structure is specifically not intended or designed to prevent or mitigate The Fund’s investment risks.  The purpose of the Audit Committee is to assist the Board in monitoring (i) the integrity of The Fund’s financial statements and financial reporting, (ii) the compliance by The Fund with legal and regulatory requirements, (iii) the independence and performance of The Fund’s external accountants, and (iv) the performance of The Fund’s internal audit function.

The Audit Committee was established in December 2003, and met once during the fiscal year ended April 30, 2010.  The Audit Committee is currently composed of the Independent Directors, Mr. Nickels, Dr. O’Brien and Mr. Owen.

The Audit Committee also serves as the QLCC for The Fund for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”).  An issuer attorney who becomes aware of evidence of a material violation by The Fund, or by any officer, director, employee, or agent of The Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).  The QLCC meets as needed.  During the fiscal year ended April 30, 2010, the QLCC did not meet.

DIRECTOR SHARE OWNERSHIP

The table below shows the dollar range of Fund shares that each Director beneficially owned as of December 31, 2010.

Director	Dollar Range of Equity Securities in The Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
INTERESTED DIRECTORS
Gene W. Henssler, Ph.D.	Over $100,000	Over $100,000
Patricia T. Henssler, C.P.A.	Over $100,000	Over $100,000
INDEPENDENT DIRECTORS
Robert E. Nickels	$10,001 - $50,000	$10,001 - $50,000
David P. O’Brien, III, M.D.	$1 - $10,000	$1 - $10,000
Joseph W. Owen	$1 - $10,000	$1 - $10,000

During the two most recently completed calendar years:

o
No independent Director or member of his immediate family owned of record or beneficially any interest in the Adviser, The Fund’s distributor, or any person controlling, controlled by, or under common control with the Adviser or distributor.

o
No independent Director or member of his immediate family has had any direct or indirect material interest in, or relationships or transactions with: (1) the Adviser, the distributor, or officers of the Adviser or distributor; (2) The Fund or any officer of The Fund; (3) any person controlling, controlled by, or under common control with the Adviser or distributor or any officer of such person.

o
No independent Director has served on a board with an officer of the Adviser or distributor or with an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or distributor.

CODE OF ETHICS

The Fund, its Adviser, and its distributor, ALPS Distributors, Inc. (“ADI” or “Distributor”), have adopted codes of ethics.  The Fund’s and Adviser’s Code of Ethics (the “Code”) permits access persons to purchase and sell securities for their own accounts, including securities that may be purchased or held by The Fund.  Personal securities transactions of access persons and persons in their immediate households are subject to preclearance by designated persons under the terms of the Code.  Access persons must also comply with transaction reporting requirements that are set forth in the Code.

ADVISORY AND ADMINISTRATION ARRANGEMENTS

Reference is made to “Fund Management” in the Prospectus for certain information concerning the management and Advisory arrangements of The Fund.

ADVISORY AND OPERATING SERVICE AGREEMENTS

The Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with The Fund to provide investment management services to The Fund.  In addition to the Advisory Agreement, the Adviser has entered into an Amended and Restated Operating Services Agreement (the “Services Agreement”) with The Fund to provide, or make arrangements for the provision of, virtually all day-to-day operational services to The Fund.

In determining whether to renew the Advisory Agreement, the Directors reviewed The Fund’s performance and compared the advisory fees paid by certain comparable funds to The Fund’s advisory fee.  The Directors also recognized that the substantial resources that the Adviser devoted to The Fund were in large part subsidized by the Adviser’s other businesses.  The Directors also noted that the Adviser has only recently begun to earn a modest profit from its relationship with The Fund, and recognized the extremely high quality staff the Adviser has dedicated to The Fund.  A discussion regarding the basis for the Directors’ decision to renew the Advisory Agreement is included in The Fund’s Semi-Annual Report for the period ended October 31, 2010.

Gene W. Henssler, Ph.D. a portfolio manager of The Fund, and Patricia T. Henssler, C.P.A. both affiliated persons of The Fund and the Adviser, control the Adviser through their ownership of the Adviser.

As explained in the Prospectus, the terms of the Advisory Agreement and the Services Agreement empower the Adviser, subject to the Board of Directors of The Fund, to manage The Fund’s assets and provide or arrange for the provision of operational and other administrative services for the day-to-day operation of The Fund.  The Adviser has entered into several agreements with third party providers to provide, among other services, accounting, administrative, dividend disbursing, transfer agent, registrar, custodial, distribution, shareholder reporting, sub-accounting and recordkeeping services to The Fund.  The combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the total expenses of The Fund, excepting brokerage interest, taxes, litigation, annual fees paid to the Independent Directors and their related expenses, fees and expenses of legal counsel for the Independent Directors, certain insurance policy premiums, a portion of the salary of The Fund’s Chief Compliance Officer and other extraordinary expenses, at an annual rate of 1.20% and .70% of the daily net asset value of The Fund for the Investor Class shares and the Institutional Class shares, respectively.

For the fiscal years ended April 30, 2008, 2009, and 2010, The Fund paid the Adviser, $594,422, $456,224 and $602,690, respectively, for its services under the Advisory Agreement and $832,191, $638,742 and $843,767, respectively, for its services under the Services Agreement.

PROXY VOTING.  The Adviser votes proxies on behalf of The Fund with respect to portfolio securities.  All proxy statements received on behalf of The Fund are reviewed by an investment manager or analyst.  After completing the review, such investment manager or analyst highlights any unusual or controversial issues, and recommends a vote (or abstention) on each issue presented.  Proxy voting decisions are made by the Adviser’s Proxy Policy Committee, which consists of two or more members appointed by the Board of Managers of the Adviser.  The Proxy Policy Committee will make all proxy voting decisions on a case by case basis, taking into account the best interests of The Fund and its shareholders.  The Adviser’s proxy voting policies are attached hereto as Appendix B.

In the event that a conflict arises between the interests of The Fund shareholders and those of the Adviser, or its affiliates, in connection with voting proxies, such conflict will be disclosed to an Independent Director of The Fund.  The Adviser will propose to such Independent Director the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Director’s consent to voting in such manner.  In the event the Independent Director does not consent to such manner of voting, the Adviser will vote the proxy in the manner directed by such Independent Director.

Information regarding how the Adviser voted proxies relating to Fund portfolio securities on behalf of The Fund during the most recent 12 month period ended June 30 is available without charge upon request by calling 1-800-936-3863, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

ADMINISTRATOR, TRANSFER AGENT, ACCOUNTING SERVICES AGENT

Pursuant to a Fund Accounting and Administrative Agreement, a Transfer Agency and Services Agreement and a Transfer Agent Interactive Client Services Agreement, ALPS Fund Services, Inc. (“ALPS”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as The Fund’s administrator, accounting agent and transfer agent.

Pursuant to the Accounting and Administrative Services agreement, ALPS acts as The Fund’s administrator and accounting agent and performs the following services: assists The Fund in monitoring compliance with investment restrictions, diversification requirements and tax matters; coordinates the preparation and filing of required SEC filings for The Fund; assists The Fund with quarterly Board of Director meetings, insurance matters and fidelity bond; prepares annual and semi-annual financial statements for The Fund; provides assistance with audits of The Fund; monitors expense accruals; reports performance and related information to The Fund and outside agencies; assists The Fund to maintain blue sky registrations; performs distribution calculations; prepares tax returns; maintains accounts for The Fund; computes net asset value of The Fund; transmits to NASDAQ The Fund’s daily value and price; maintains and keeps current all books and records of The Fund as required by Section 31 of the Investment Company Act and the rules thereafter in connection with ALPS duties; reconciles cash and investment balances; provides The Fund with values, net asset values and other statistical data; computes net income, net income rates and capital gains and losses for The Fund; reviews and updates The Fund’s Registration Statement; provides legal review of The Fund’s Semi-Annual Reports, Annual Reports & Form NSARs; coordinates EDGARization and filings for The Fund; reviews The Fund’s legal contracts and oversees the code of ethics reporting.

Under the Transfer Agency and Services Agreement, ALPS has, among other things, agreed to: (a) issue and redeem shares of The Fund; (b) make dividend and other distributions to shareholders of The Fund; (c) effect transfers of shares; (d) mail communications to shareholders of The Fund, including account statements, confirmations, and dividend and distribution notices; and (e) maintain shareholder accounts.  Under the Transfer Agency Agreement, ALPS receives an annual minimum fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Under the Interactive Client Services Agreement, ALPS provides The Fund with the use of ALPS interactive client services to provide The Fund’s shareholders with access to shareholder account information and real-time transaction processing capabilities in accordance with the terms of the Agreement.

Pursuant to the Services Agreements between The Fund and the Adviser, the Adviser will pay all of the fees under The Fund’s and the Adviser’s agreements with ALPS.

DISTRIBUTOR

ADI, with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of The Fund’s shares pursuant to a Distribution Agreement.  Shares are sold on a continuous basis by ADI as agent of The Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of The Fund’s shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.

The Fund offers its shares to the public on a continuous basis.  For information on the purchase and redemption of Fund shares, see “Purchase of Shares” below.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Gene W. Henssler, Ph.D. and Theodore L. Parrish, CFA are jointly and primarily responsible for the day-to-day portfolio management of The Fund.  They are supported by a group of research analysts and other members of The Fund’s investment staff.

Other Accounts Managed.  Set forth below is a table showing the numbers and asset values of other accounts managed by Dr. Henssler and Mr. Parrish in the categories shown:

	Number of Other Registered Investment Companies Managed (assets in millions)	Number of Other Pooled Vehicles Managed (assets in millions)	Number of Other Accounts Managed (assets in millions)
Gene W. Henssler, Ph.D.	0 ($0)	0 ($0)	0 ($0)
Theodore L. Parrish, CFA	0 ($0)	0 ($0)	0 ($0)

As of December 2010, neither the Adviser nor any of its affiliates managed any accounts that charge a performance fee.

Potential Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account (each an “Account”).  Dr. Henssler and Mr. Parrish do not manage Accounts (other than The Fund) directly, but do supervise the portfolio managers responsible for the Accounts and manage a model portfolio (the “Model”) that the portfolio managers of the Adviser and G.W. Henssler & Associates, Ltd. (“G.W. Henssler”) use in making purchase and sale decisions for the Accounts.

In general, Accounts managed by the Adviser and by G.W. Henssler focus on the same or a similar investment discipline, so that the Accounts are managed in the same or a similar way and hold many of the same securities at the same time.  Nevertheless, the management of multiple Accounts may give rise to potential conflicts of interest to the extent the Accounts have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, as the Adviser’s portfolio managers must allocate time and investment ideas across these different Accounts.  Dr. Henssler’s and Mr. Parrish’s management of the Model may affect The Fund and the other Accounts as transactions carried out in the Model indirectly influence the management of the Accounts.

Because Accounts may have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, there may be times when different Accounts hold different securities.  These conditions may give rise to potential conflicts of interest to the extent Dr. Henssler and Mr. Parrish direct transactions for The Fund or the Model that may adversely impact the value of securities held by the Accounts.  Securities selected for the Model or for Accounts other than The Fund may outperform the securities selected for The Fund from time to time.

With respect to securities transactions for The Fund, the Adviser determines or will determine (as applicable) the broker that executes or will execute each order, which determinations shall be made consistent with the duty to seek best execution of the transaction.  The Adviser has adopted a policy that permits the aggregation of trades (each, a “bunched trade”) in the same security for the same Accounts on the same day.  In a bunched trade, each Account receives the same price, but different commission rates may apply to different Accounts owing either to the size of an Account’s position, the minimum ticket charges applied by the broker, or both.

Although Dr. Henssler and Mr. Parrish generally do not trade securities in their personal accounts, the Adviser and The Fund have adopted code of ethics that, among other things, permits personal trading by employees (including the Adviser’s portfolio managers) under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

In general, the Adviser does not invest Accounts in private placements, IPOs or similar limited investment opportunities.  However, to the extent that Dr. Henssler or Mr. Parrish recommends a limited investment opportunity for The Fund or the Model, the Adviser has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by the Adviser; provided, however, that the Adviser may determine a minimum amount that accounts must be able to purchase to participate.

Compensation.  Each of Dr. Henssler and Mr. Parrish is paid a base salary, and is eligible to participate in the Adviser’s retirement plan arrangements.  Dr. Henssler and Mr. Parrish are also eligible to receive bonuses based on the performance of all of the Advisers’ Accounts, including, without limitation, The Fund.  Dr. Henssler, as the principal and a 51% owner of the Adviser, and Mr. Parrish, as a 6.6% owner of the Adviser, also participate in the profits of the Adviser after all expenses are paid.  Since profits are expected to increase as assets increase, Dr. Henssler and Mr. Parrish are expected to receive increased profits through their ownership of the Adviser as Account assets (including, without limitation, the assets of The Fund) increase.

Ownership of Securities.  The dollar value of the shares of The Fund beneficially owned by Dr. Henssler is between $500,001 and $1,000,000.

The dollar value of the shares of The Fund beneficially owned by Mr. Parrish is between $50,001 and $100,000.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the policies established by the Board of Directors of The Fund, the Adviser is responsible for The Fund’s portfolio decisions, the placing of The Fund’s portfolio transactions and the negotiation of the commissions to be paid on such transactions.  In executing such transactions, the Adviser will use its best efforts to obtain the execution of portfolio transactions at prices which are advantageous to The Fund and involving commission rates which are reasonable in relation to the value of the transaction.

GENERAL

The Fund has no obligation to deal with any broker or dealer in the execution of transactions for its portfolio securities.  The Adviser will select brokers or dealers taking into account such factors as price (including the commission or spread), size of order, difficulty of execution and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  The Adviser will also consider the research services which the broker or dealer has provided to the Adviser relating to the security involved in the transaction and/or to other securities.  For the fiscal years ended April 30, 2008, 2009 and 2010, The Fund paid $148,145, $104,387 and $78,467, respectively, in brokerage fees.

RESEARCH SERVICES

Under Section 28(e) of the Securities Exchange Act of 1934 and its Advisory Agreement with The Fund, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, if the Adviser determines in good faith that the amount of such transactions cost is reasonable in relation to the value of brokerage and/or research services provided by the broker.  These research and investment information services make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Adviser in connection with advisory clients other than The

Fund and not all such services may be useful to the Adviser in connection with The Fund.  Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to The Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by The Fund.

OVER-THE-COUNTER TRANSACTIONS

The Fund may invest in securities traded in the over-the-counter market.  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.  When a transaction involves exchange-listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed (i.e., a third market transaction) or effecting the transaction in the institutional or fourth market.

POTENTIAL CONFLICTS

The Fund may have investment objectives and strategies similar to those of other clients of the Adviser.  Accordingly, securities held by The Fund may also be held by other clients of the Adviser and the Adviser may find it desirable to purchase or sell the same security for The Fund and another client of the Adviser at the same time.  Similarly, due to differing investment objectives or strategies, the Adviser may find it desirable to purchase a security for The Fund at the same time that the Adviser wishes to sell the security for another of the Adviser’s clients, or vice versa.  In either of the foregoing circumstances, transactions in the securities will be made, insofar as feasible, for The Fund and the Adviser’s other clients in a manner deemed equitable to all.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of The Fund is determined as of 4:00 p.m. Eastern Time on each day during which The New York Stock Exchange is open for trading.  The New York Stock Exchange is not open on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Fund will also determine its net asset value once daily on each day (other than a day during which no shares were tendered for redemption and no order to purchase or sell shares was received by The Fund) in which there is sufficient trading in its portfolio securities that the net asset value might be materially affected.  The net asset value per share is computed by dividing the sum of the value of the securities held by The Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent.  Expenses, including the management fee payable to the Adviser, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the last bid price.  Valuations of fixed income securities are supplied by independent pricing services approved by The Fund’s Board of Directors.  Money market securities with a remaining maturity of sixty (60) days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was sixty (60) days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded sixty (60) days, unless the Board of Directors determines that such valuation does not represent fair value.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of The Fund’s Board of Directors.

PURCHASE OF SHARES

Reference is made to “Purchase of Fund Shares” in each Prospectus.  Set forth below is further information about the purchase of shares of The Fund.  Shares of The Fund are continuously offered at net asset value, and The Fund does not impose any sales charges on purchases of Fund shares.

For Investor Class shares, the minimum initial investment in The Fund is generally $2,000 and the minimum subsequent investment is $200.  The minimum initial investment for an Individual Retirement Account (“IRA”), other tax-deferred retirement account, including accounts with plans administered under Sections 401(k) and 403(b) of the Internal Revenue Code of 1986, as amended, or an account under the Uniform Gift to Minors Act is $1,000, with minimum subsequent investments of $100.  The Fund will waive minimum investment requirements for any automatic investment plan of $100 or more per month.

For Institutional Class shares, the minimum initial investment in The Fund is 1,000,000.  There is not a subsequent investment minimum.

Orders for the purchase of shares of The Fund placed directly with The Fund’s transfer agent, ALPS Fund Services, Inc. (the “Transfer Agent”) by an investor are executed at their next determined net asset value after receipt by the Transfer Agent.  Orders for the purchase of shares of The Fund placed through brokers are executed at their next determined net asset value after receipt by the broker.  Shares are eligible to receive dividends the day they are purchased.  For further information regarding net asset value, see “Additional Information-Determination of Net Asset Value.”  The Fund reserves the right to reject any order for the purchase of its shares in whole or in part.  For initial and subsequent investments, shares of The Fund may be purchased by sending a check payable to “The Henssler Equity Fund,” together with a completed Application to:

Regular Mail The Henssler Equity Fund P.O. Box 8796 Denver, CO 80201	Overnight Delivery The Henssler Equity Fund c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

Shareholders should be aware that purchases and redemptions mailed to The Fund at its address in Georgia will not be effected until received by the Transfer Agent at the address listed above.  Investments in The Fund may also be made through brokerage firms and institutions.  However, investors who place their orders through a broker-dealer may be charged a fee for the broker-dealer’s services.  No such charge will be imposed on an investor who purchases Fund shares directly from The Fund as described above.

AUTOMATIC INVESTMENT PLANS.  To set up an Automatic Investment Plan to invest a specific amount of money in The Fund on a regular basis, complete the appropriate section of the Account Application to authorize the Transfer agent to automatically debit your bank account accordingly.  Debits must be made in amounts of $100 or more and may be made once per month on the 15th or last business day of the month.  If the 15th falls on a weekend or holiday, the account will be debited on the previous business day.

Requests to modify or discontinue an Automatic Investment Plan must be received by the Transfer Agent in writing fifteen (15) days prior to the next scheduled debit date.  Please call The Fund at 1-800-936-3863 to inquire about the Automatic Investment Plan.

WRITTEN SHAREHOLDER INQUIRIES.  Written shareholder inquiries may be directed to The Fund’s Transfer Agent at The Henssler Equity Fund, P.O. Box 8796, Denver, CO 80201, or by 1-800-936-FUND (3863).

THE DISTRIBUTOR

Shares of The Fund are continuously offered at net asset value.  The Adviser has entered into a Distribution Agreement (the “Distribution Agreement”) on The Fund’s behalf with the Distributor.  Under the Distribution Agreement, the Distributor will distribute The Fund’s shares in exchange for a flat fee to be paid by the Adviser.

The Distribution Agreement will remain in effect from year to year if approved at least annually by (i) the Distributor, (ii) the Directors of The Fund or by a vote of a majority of the outstanding voting securities of The Fund, and in either case (iii) by a majority of the Directors who are not “interested persons” of The Fund or the Distributor.

REDEMPTION OF SHARES

Reference is made to “Redemption of Fund Shares” in the Prospectus for certain information as to the redemption of shares of The Fund.

REDEMPTION BY MAIL OR TELEPHONE.  Shares may be redeemed in writing or by telephone.  If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature may be required.  Shares are redeemed at their next determined net asset value after a redemption request in good order has been received by the Transfer Agent or, for redemptions through a broker, after the request has been received by the broker.  A request is deemed to be in good order if it has been signed by the account holder and is accompanied, where necessary, by a signature guarantee.

Shares may also be redeemed by telephone by calling toll-free 1-800-936-3863.  The Fund, through the Transfer Agent, has established procedures designed to confirm the authenticity of telephonic instructions, which procedures include requiring callers to establish their personal identity and limiting the mailing of telephone redemption proceeds to the address or bank account set forth on the Account Application.  Investors should understand that neither The Fund nor the Transfer Agent will be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption proceeds wired to a designated account at a shareholder’s request for amounts less than $10,000 will be reduced by a wire transfer fee (currently $10.00).  Certain institutional clients will not be charged this wire redemption fee.  Changes to the designated address or bank account must be made in writing and may be required to be accompanied by a signature guarantee from an eligible guarantor.

For Investor Class shares, The Fund reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions by the shareholder, the account of such shareholder has a value of less than $1,000.  Before The Fund exercises its right to redeem such shares, the shareholder will be given written notice of the proposed redemption and will be allowed ninety (90) days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

For Institutional Class shares, The Fund reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions by the shareholder, the account of such shareholder has a value of less than $[750,000].  Before The Fund exercises its right to redeem such shares, the shareholder will be given written notice of the proposed redemption and will be allowed ninety (90) days to make an additional investment in an amount which will increase the value of the account to at least $[750,000].

The right to redeem shares or to receive payment with respect to any such redemptions may be suspended for more than seven (7) days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), or any period during which an emergency exists, as defined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of The Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of The Fund.

The Fund has made an election with the Securities and Exchange Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or one percent (1%) of the net assets of The Fund at the beginning of such period.  Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission.  Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of The Fund.  If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under “Shareholder Information – Pricing of Fund Shares” and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

The Fund will generally first sell any cash equivalent securities it holds to meet redemptions and, to the extent these proceeds are insufficient to meet redemptions, The Fund will sell other portfolio securities at the discretion of the Adviser.  See “Shareholder Information - Redemption Fund of Shares” in the Prospectus.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by The Fund at such time.  Shareholders who redeem their shares through a broker-dealer may be charged a fee for the broker-dealer’s services.

SHAREHOLDER SERVICES

The Fund offers the following shareholder services designed to facilitate investment in its shares.

INVESTMENT ACCOUNT.  Each shareholder has an Investment Account and will receive statements from The Fund’s Transfer Agent after each transaction showing the cumulative activity in the account since the beginning of the year.  After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTION.  Unless the Transfer Agent receives specific written instructions as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of The Fund.  Such reinvestment will be at the net asset value of shares of The Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution.  Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

Shareholders may, at any time, notify the Transfer Agent in writing that they wish to change how they receive their dividend or capital gain distributions.  The Transfer Agent will effect such instructions within ten business days after their receipt.

MARKET TIMING ARRANGEMENTS

Frequent or excessive short-term purchases and redemptions by a shareholder may be indicative of market timing and otherwise disruptive trading which can have harmful effects for other shareholders.  These risks and harmful effects include the following:

•
An adverse effect on portfolio management, as determined by the portfolio managers in their sole discretion, such as causing The Fund to maintain a higher level of cash than would otherwise be the case, or causing The Fund to liquidate investments prematurely; and

•	Reducing returns to long-term shareholders through increased brokerage and administrative expenses.

The Fund employs an investment strategy that emphasizes long-term capital appreciation.  As a result, the Board of Directors discourages short-term or excessive trading of their shares by shareholders.  Historically, The Fund has not experienced excessive trading.  Many of The Fund’s shareholders are either clients or affiliates of the Adviser or participants in 401(k) plans that offer The Fund as an investment option, which serves to minimize the potential for excessive trading or market timing.  The Board of Directors, in consultation with The Fund’s portfolio managers, has determined that trading activity in Fund shares not in excess of one percent (1%) of The Fund’s net assets on any given day should not generally be disruptive and have the harmful effects described below to an extent disproportional to what should normally be expected for The Fund.  In general, The Fund considers frequent roundtrip transactions in an account to constitute excessive trading.  A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of The Fund within seven (7) days.  While there is no specific limit on roundtrip transactions, The Fund reserves the right to (i) refuse any purchase order; or (ii) restrict or terminate purchase privileges for shareholders, particularly in cases where The Fund determines that a shareholder has engaged in more than one roundtrip transaction within any rolling seven-day period.  In any day where trading activity in Fund shares exceeds the one percent (1%) threshold, The Fund will analyze the activity to determine its nature and what action, if any, should be taken.

In determining the frequency of roundtrip transactions, The Fund will not include purchases pursuant to dollar cost averaging or other similar programs, and The Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor.  For record holders, The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that The Fund suspects as disruptive trading.  The Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because The Fund does not have simultaneous access to the underlying shareholder account information.  The Fund and financial intermediaries, however, attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing or disruptive trading and to impose restrictions on such activities.

The Fund may also take action if a shareholder’s trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading by The Fund, even if applicable shares are held longer than seven (7) days.  In addition, The Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.

In compliance with Rule 22c-2 of the Investment Company Act, The Fund’s distributor on behalf of The Fund, has or will enter into written agreements with each of The Fund’s financial intermediaries, under which the intermediary must, upon request, provide The Fund with certain shareholder and identity trading information so that The Fund can enforce its market timing and disruptive trading policies.  There is no guarantee that The Fund’s policies and procedures will be effective in detecting and preventing market timing or disruptive trading, in whole or in part.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to distribute all of its net investment income and net realized long- or short-term capital gains, if any, to its shareholders annually after the close of The Fund’s fiscal year.  See “Dividends, Distributions and Tax Matters” for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of The Fund.  Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash.  Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of The Fund or received in cash.

The Fund qualifies and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  If The Fund does not qualify, it generally will be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by The Fund in computing its taxable income.  Additionally, The Fund’s distributions would generally be taxable to shareholders as ordinary income.

Dividends paid by The Fund from its ordinary income, and distributions of The Fund’s net realized short-term capital gains, are taxable to non-tax-exempt investors as ordinary income or qualified dividend income.  Dividends received by The Fund and properly designated when distributed that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15%.  Ordinary income dividends may generally be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.

Distributions made from The Fund’s net realized long-term capital gains are generally taxable to shareholders as long-term capital gains regardless of the length of time the shareholder has owned Fund shares.  Generally, long-term capital gains are currently taxable at a maximum federal income rate of 15%.  Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gain will cease to apply to taxable years beginning after December 31, 2010.  Upon redemption of Fund shares, a non-tax exempt investor generally will realize a capital gain or loss equal to the difference between the redemption price received by the investor and the adjusted basis of the shares redeemed.  If the redemption by The Fund is in-kind, capital gain or loss will be measured by the difference between the fair market value of securities received and the adjusted basis of the shares redeemed.  Such capital gain or loss, generally, will constitute a short-term capital gain or loss if the redeemed Fund shares were held for twelve (12)  months or fewer, and long-term capital gain or loss if the redeemed Fund shares were held for more than twelve (12) months.  If, however, Fund shares were redeemed within six (6) months of their purchase by an investor, and if a capital gain dividend was paid with respect to The Fund’s shares while they were held by the investor, then any loss realized by the investor will be treated as long-term capital loss to the extent of the capital gain dividend.

Under certain provisions of the Code, some shareholders may be subject to 28% withholding on dividends, capital gains distributions and redemption payments (“back-up withholding”).  Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number is not on file with The Fund or who, to The Fund’s knowledge, have furnished an incorrect number.  When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to back-up withholding.  Back-up withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

Dividends paid by The Fund from its ordinary income and distributions of The Fund’s net realized short-term capital gains paid to shareholders who are non-resident aliens will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and foreign entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  Non-resident aliens and foreign entities are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus any undistributed amount from prior years.  The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.  If The Fund pays a dividend or distributions in January which was declared in the previous October, November or December to shareholders of record on a date in those months, then such dividend or distribution will be treated for tax purposes as being paid on December 31 of the year it was declared and will be taxable to shareholders as if received on December 31.

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and Treasury regulations presently in effect and is generally focused on the consequences to non-exempt investors.  The Code and these Treasury regulations are subject to change by legislative or administrative action possibly with retroactive effect.  Dividends and capital gain distributions may also be subject to state and local taxes.

The federal income tax consequences set forth above do not address any particular tax considerations a shareholder of The Fund might have.  Shareholders are urged to consult their tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of The Fund, including the application of state, local and foreign tax laws and possible future changes in federal tax laws.  Foreign investors should consider applicable foreign taxes in their evaluation of an investment in The Fund.

GENERAL INFORMATION

The Fund is the only portfolio of The Henssler Funds, Inc. (the “Company”), an open-end diversified management investment company incorporated under the laws of the State of Maryland on February 12, 1998.  The Company, on behalf of The Fund, has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Investment Company Act, which details the attributes of each class.  Currently, The Fund is authorized to issue two classes of shares: Investor Class shares and Institutional Class shares.

The Fund’s address is 3735 Cherokee Street, Kennesaw, Georgia 30144, and its telephone number is (770) 429-9166.

DESCRIPTION OF SHARES.  The Company has an authorized capital of 500,000,000 shares of Common Stock, par value $.0001 per share, 100,000,000 shares of which have been classified as shares of common stock of The Fund.  The Board of Directors has the power to authorize and issue additional classes of stock, without stockholder approval, by classifying or reclassifying unissued stock, subject to the requirements of the Investment Company Act.  In the event of liquidation, each share of Common Stock is entitled to a pro rata portion of The Fund’s assets after payment of debts and expenses.  Shareholders of The Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote.  Shareholders’ voting rights can be modified only with the approval of the majority of The Fund’s outstanding shares.  In addition, shareholders have the right to remove Directors and are entitled to their pro rata share of The Fund’s distributions.  The Fund’s Articles of Incorporation state that The Fund reserves the right from time to time to make any amendment to its Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding capital stock.  The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act, including with respect to the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors.  Voting rights for Directors are not cumulative.  Shares issued are fully paid and non-assessable and have no preemptive or conversion rights.

INDEMNIFICATION OF OFFICERS AND DIRECTORS.  The Fund has elected to indemnify its directors and officers to the maximum extent permitted under the Maryland General Corporation Law and the Investment Company Act.  Accordingly, a director or officer of The Fund will not be liable to The Fund or its shareholders for monetary damages, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.  See the Articles of Incorporation and Bylaws on file with the Securities and Exchange Commission for the full text of these provisions.

Under the Maryland General Corporation Law, a stockholder of a corporation cannot be obligated to a corporation or its creditors with respect to the stock, except to the extent that the subscription price for the stock has not been paid.

PRINCIPAL SHAREHOLDERS.  As of [●], the following entities were known by The Fund to own of record or beneficially five percent (5%) or more of the outstanding Investor Class shares of The Fund:

Name and Address of Record Owner	Percentage of Fund’s Outstanding Shares Owned

Taynik & Co. 200 Clarendon Street FPG 90 Boston, MA 02116	[●]%

Charles Schwab & Co., Inc. Omnibus Account 101 Montgomery Street San Francisco, CA 94104	[●]%

Massachusetts Mutual Life Insurance Co. 1295 State Street Springfield, MA 01111	[●]%

CNT Financial, LLC Cash & Reinvest Account 9860 Highway 92 Woodstock, GA 30188	[●]%

CONTROL PERSONS.  As of [●], the following entities were known by The Fund to own of record or beneficially more than twenty-five percent (25%) of the outstanding Investor Class shares of The Fund:

Name and Address of Record Owner	Percentage of Fund’s Outstanding Shares Owned

Taynik & Co. 200 Clarendon Street FPG 90 Boston, MA 02116	[●]%

Charles Schwab & Co., Inc. Omnibus Account 101 Montgomery Street San Francisco, CA 94104	[●]%

Because of their significant ownership of Fund shares, the control persons listed above have greater power to determine the outcome of a shareholder vote than other shareholders.

As of [●], the Officers and Directors of the Company and the Adviser, as a group, owned less than one percent (1%) of the outstanding Investor Class shares of The Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  [●], has been selected as the independent registered public accounting firm of The Fund.  This firm is responsible for auditing the financial statements of The Fund.

CUSTODIAN.  The Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45263, acts as Custodian of The Fund’s assets.  The Custodian is responsible for safeguarding and controlling The Fund’s cash and securities, handling the delivery of securities and collecting interest on The Fund’s investments.

TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT.  ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, acts as The Fund’s Transfer, Redemption, and Dividend Disbursing Agent.  The Transfer, Redemption, and Dividend Disbursing Agent is responsible for the issuance, transfer and redemption of shares and the operating, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL.  Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street, N.E., Suite 2400, Atlanta, GA 30308, has been selected as counsel for The Fund.  Paul, Hastings, Janofsky & Walker LLP will pass on legal matters for The Fund in connection with the offering of its shares.  Paul, Hastings, Janofsky & Walker LLP also represents the Adviser in regard to Fund-related matters and will pass on certain legal matters for the Adviser.

REPORTS TO SHAREHOLDERS.  The fiscal year of The Fund ends on April 30 of each year.  The Fund sends to its shareholders at least semi-annually reports showing The Fund’s portfolio and other information.  An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year.

ADDITIONAL INFORMATION.  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto which The Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.

FINANCIAL STATEMENTS

The Fund’s most recent Financial Statements, which have been audited by [●] are hereby incorporated by reference into this Statement of Additional Information.

FINANCIAL STATEMENTS OF THE FUND INCORPORATED BY REFERENCE:

Annual Report to Shareholders for the fiscal year ended April 30, 2010:
Report of Independent Registered Public Accounting Firm
Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements

APPENDIX A

RATINGS OF CORPORATE DEBT OBLIGATIONS

The characteristics of debt obligations rated by Moody’s are generally as follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities of fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The characteristics of debt obligations rated by Standard & Poor’s are generally as follows:

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Ratings of Commercial Paper

The Funds’ purchases of commercial paper are limited to those instruments rated A-1 or A-2 by Standard & Poor’s or Prime-1 or Prime-2 by Moody’s.

Commercial paper rated A-1 or A-2 by Standard & Poor’s has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer’s long-term debt is rated “A” or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an up

A-1

and down trend with allowances made for unusual circumstances.  Typically, the issuer’s industry is well-established and the issuer has a strong position within the industry.  Relative strength or weakness of the above factors determines whether an insurer’s commercial paper is rated A-1 or A-2, with the relative degree of safety of commercial paper rated A-2 not being as high as for commercial paper rated A-1.

Commercial paper rated Prime-1 or Prime-2 by Moody’s is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  Relative strength or weakness of the above factors determine how the issuer’s commercial paper is rated within various categories.

A commercial paper rating is not a recommendation to purchase, sell or hold a particular instrument, inasmuch as it does not comment as to market price or suitability for a particular investment.

A-2

APPENDIX B

PROXY POLICIES AND PROCEDURES

A	PROXY POLICIES

Henssler has the fiduciary obligation to, at all times, place the best interest of advisory clients (plan participants and beneficiaries in the case of ERISA accounts) as the sole consideration when voting proxies of portfolio companies.  Proxy issues shall receive consideration based on all relevant facts and circumstances.  Henssler may, from time to time, find that not voting is in the clients’ best interest, for example—when the cost of voting a proxy exceeds the expected benefit to the client.  As a general rule, Henssler shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments.

The single most important stock ownership right that shareholders can execute is the election of directors.  Henssler’s proxy policies hold directors to a high standard of qualifications.  Henssler policies strive to reward significant contributions and ultimately hold directors responsible for corporate performance.  The entire board is evaluated on their long-term corporate performance, independence of the full board and key board committees, diversity, compensation and responsiveness to majority votes, among others.  Individual’s director nominees are analyzed on attendance, lack of independence, failure to establish any key board committees, serving on an excessive number of boards, performance on compensation committees, and performance on audit committees, among others.  For further information please refer to the Proxy Guideline Summary in Section C.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior written approval of Henssler’s Chief Compliance Officer:

1.	Henssler shall not engage in conduct that involves an attempt to change or influence the control of a public company.

2.	Henssler will not announce its voting intentions and the reasons therefore.

3.	Henssler shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4.
All communications with portfolio companies or fellow shareholders shall be for the sole purpose of expressing and discussing Henssler’s concerns for its advisory clients’ (plan participants and beneficiaries in the case of ERISA Accounts) interests and not for an attempt to influence the control of management.

It is Henssler’s policy to fully comply with ERISA’s requirements regarding proxy voting.  Therefore, with respect to ERISA accounts for which Henssler is an investment manager, Henssler will act prudently and solely in the interest of the participants and beneficiaries of each such account.  Henssler’s policy and procedures regarding proxy voting may be amended from time to time to reflect developments in applicable law.

Some ERISA accounts for which Henssler is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager.  Such accounts must either provide Henssler with a plan document that expressly precludes investment managers from voting proxies or execute an investment management agreement with Henssler that expressly precludes Henssler from voting proxies.  In the absence of such documentation, Henssler has the legal responsibility and the obligation to vote proxies for its ERISA accounts.

PROXY POLICIES AND PROCEDURES

B.	PROXY PROCEDURES

Proxy Committee.  Representatives from Portfolio Management, Operations and Compliance shall come together and collectively form the Proxy Committee (the “Committee”).  The Committee shall meet on an as needed basis to oversee the proxy voting process to ensure that proxies are voted in accordance with the guidelines.  Minutes of the Committee meetings may be recorded.

The Proxy Committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly, taking into account the general policies outlined above.  Henssler may, based on client needs, applicable regulatory requirements, business product style, and company specific factors, retain or assign proxy voting procedures as deemed suitable in order to properly fulfill its fiduciary responsibilities for voting client proxies.

If, when carrying out the process of analyzing and voting proxy issues, the Proxy Committee is unable to reach a unanimous decision regarding any specific proxy issue, that proxy issue shall be forwarded to the appropriate Investment Committee/Chief Executive Officer/Legal Counsel (as appropriate) for further analysis and voting resolution.  Any voting decision that deviates from Henssler’s standard policies, shall be discussed, analyzed, and resolved by the Proxy Committee, and/or the Investment Committee/Chief Executive Officer/Legal Counsel as deemed necessary.

The Proxy Committee is responsible for identifying material conflicts of interest.  If a material conflict of interest arises between the adviser’s interests and those of the clients concerning proxy voting, Henssler will escalate the issue(s) to Legal Counsel.

ERISA Accounts.  As a general matter, the policies stated above also apply to ERISA accounts.  The Proxy Committee must act prudently, solely in the interests of ERISA account plan participants and beneficiaries, and for the exclusive purpose of providing benefits to them.

In compliance with the U.S. Department of Labor, the Proxy Administrator and/or the Proxy Committee shall maintain applicable records regarding proxy voting for ERISA accounts.  The Proxy Administrator shall document all proxy responses voted on by Henssler’s Proxy Committee.

ADV Disclosure.  Henssler’s Form ADV Part II summarizes its proxy policies and procedures and provides contact information for obtaining copies of such policies and procedures.  Furthermore, Henssler will disclose to its clients how they may obtain information on how Henssler voted their proxies.  All requests for information will be documented indicating the name of the requestor, the date of the request and the date the information was sent.

Recordkeeping.  The Proxy Administrator will ensure that all voting records, research analysis, client requests and other information shall be maintained in accordance with applicable books and records rules and regulations; e.g., Rule 204-2 of the Investment Advisers Act of 1940.

With respect to its investment company clients, Henssler will create and maintain (or cause to be created and maintained) records of each company’s proxy voting record for 12-month periods ended June 30.  Henssler will compile (or cause to be compiled) the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security (if the symbol is available through reasonably practicable means);
•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether the company cast its vote on the matter;
•	How the company cast its vote (e.g. for or against proposal, or abstain; for or withhold regarding election of directors); and
•	Whether the company cast its vote for or against management.

PROXY POLICIES AND PROCEDURES

C.	PROXY GUIDELINE SUMMARY

Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.  Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support.  These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of the directors be independent unless the board composition already meets the proposed threshold definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.  Where Henssler votes in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.  Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

When a company seeks to reincorporate offshore we evaluate the merits of the move on a CASE-BY-CASE basis.

Support is generally given for shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state of jurisdiction.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.  The methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution).

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote AGAINST employee stock purchase plans unless these conditions apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE.  While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

THE HENSSLER FUNDS, INC. (THE “REGISTRANT”)

PART C – OTHER INFORMATION

Item 28.	Exhibits.

(a)(1)	Articles of Incorporation of Registrant dated February 11, 1998.1

(a)(2)	Articles Supplementary.8

(b)	By-laws of Registrant.1

(c)	Articles of Incorporation of Registrant dated February 11, 1998, and By-laws of Registrant.1

(d)	Form of Advisory Agreement by and between the Registrant and the Adviser.1

(e)	Distribution Agreement by and among the Adviser, Registrant and ALPS Distributors, Inc.6

(f)	Not applicable.

(g)	Form of Custody Agreement by and among the Adviser, Registrant and The Fifth Third Bank dated August 30, 1999.3

(h)(1)	Form of Amended and Restated Operating Services Agreement by and between the Registrant and the Adviser.8

(h)(2)	Mutual Fund Services Agreement by and among the Adviser, Registrant and ALPS Fund Services, Inc.6

(i)	Opinion of Counsel.5

(j)(1)	Consent of Independent Registered Public Accounting Firm – Not applicable.

(j)(2)	Consent of Counsel – Not applicable.

(k)	Not applicable.

(l)	Agreement concerning initial capital of The Fund.2

(m)	Not applicable.

(n)	Rule 18f-3 Plan.8

(p)(1)	Code of Ethics of the Registrant and the Adviser.4

(p)(2)	Code of Ethics of ALPS Distributors, Inc.6

(q)	Powers of Attorney.7

Item 29.	Persons controlled by or Under Common Control with the Fund.

Henssler Asset Management, LLC, The Fund’s Adviser, is a Georgia limited liability company fifty-one percent (51%) owned by Gene W. Henssler, Ph.D., twenty-one and five-one hundredths percent (21.05%) owned by Patricia T. Henssler, C.P.A., and six and two-thirds percent (6.6%) owned by each of Scott L. Keller, CFA, William G. Lako, Jr., CFP®, and Theodore L. Parrish, CFA, and five percent (5%) owned by Timothy B. O’Pry.  The Fund’s Adviser is an affiliate of G.W. Henssler & Associates, Ltd., an investment manager majority owned by Dr. Henssler with approximately $765 million under private account management, with an additional $181 million under advisement, as of March 30, 2011.

1 Incorporated by reference to the Registrant’s Initial Registration Statement, SEC File No. 33-46479, filed electronically with the SEC on February 18, 1998.
2 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement, SEC File No. 33-46479, filed electronically with the SEC on May 26, 1998.
3 Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, SEC File No. 33-46479, filed electronically with the SEC on August 31, 1999.
4 Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement, SEC File No. 33-46479, filed electronically with the SEC on August 30, 2000.
5 Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement, SEC File No. 33-46479, filed electronically with the SEC on August 30, 2004.
6 Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement, SEC File No. 33-46479, filed electronically with the SEC on June 30, 2005.
7 Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement, SEC File No. 33-46479, filed electronically with the SEC on August 28, 2009.
8 To be filed by amendment.

Item 30.	Indemnification.

Section 2-418 of the Maryland General Corporation Law, Article VI of Registrant’s Charter previously filed as an Exhibit, Article VII of Registrant’s By-Laws previously filed as an Exhibit, and the Distribution Agreement previously filed as an Exhibit, provide for indemnification.

Registrant’s Articles of Incorporation (Article VI) provide that Registrant shall indemnify its directors and officers to the fullest extent permitted by law.

Registrant’s By-laws (Article VII, Section 1) provide that Registrant shall indemnify any director and/or officer who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of Registrant, or is or was serving at the request of Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the maximum extent permitted by law.

With respect to indemnification of officers and directors, Section 2-418 of the Maryland General Corporation Law provides that a corporation may indemnify any director who is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Registrant) by reason of service in that capacity, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement and expenses actually and reasonably incurred by him in connection with such action, suit or proceeding unless (1) it is established that the act or omission of the director was material to the matter giving rise to the proceeding, and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit of money, property, or services; or (3) in the case of any criminal action or proceeding, had reasonable cause to believe that the act or omission was unlawful. A court of appropriate jurisdiction may, however, except in proceedings by or in the right of Registrant or in which liability has been adjudged by reason of the person receiving an improper personal benefit, order such indemnification as the court shall deem proper if it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the requisite standard of conduct.

Under Section 2-418, Registrant may also indemnify officers, employees and agents of Registrant who are not Directors to the same extent that it shall indemnify directors and officers, and to such further extent, consistent with law, as may be provided by general or specific action of the Board of Directors or contract. Pursuant to Section 2-418 of the Maryland General Corporation Law, the termination of any proceeding by judgment, order or settlement does not create a presumption that the person did not meet the requisite standard of conduct required by Section 2-418. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct.

Reference is also made to Section 8 of the Distribution Agreement previously filed as an Exhibit to Registrant’s Registration Statement. Section 8 of the Distribution Agreement provides that Registrant, subject to certain conditions and limitations, shall indemnify and hold harmless the Underwriter, its trustees, officers, employees and other agents from and against any and all actions, suits, claims, losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities to which they may become liable arising directly or indirectly out of any action or omission to act which the Underwriter takes (i) at any request or on the direction of or in reliance on the reasonable advice of the Registrant, (ii) upon any instruction, notice or other instrument that the Underwriter reasonably believes to be genuine and to have been signed or presented by a duly authorized representative of the Registrant (other than an employee or other affiliated person of the Underwriter who may otherwise be named as an authorized representative of the Registrant for certain purposes) or (iii) on its own initiative, in good faith and in accordance with the standard of care set forth in the Distribution Agreement, in connection with the performance of its duties or obligations hereunder

Reference is also made to Section 6 of the Advisory Agreement previously filed as an Exhibit to Registrant’s Registration Statement. Section 6 provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Registrant, except for willful misfeasance, bad faith or from negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its shareholders to which such officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, reckless disregard of the duties involved in the conduct of his office, active or deliberate dishonesty, receipt of an improper personal benefit, or in the case of a criminal proceeding that such person had reasonable cause to believe the act or omission was unlawful. The corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section. Insurance or similar protection may also be provided by a subsidiary or affiliate of the corporation.

Item 31.	Business and Other Connections of Investment Adviser.

None.

Item 32.	Principal Underwriters.

(a)       ALPS Distributors, Inc. (the “Distributor”) acts as the distributor for the Registrant and the following investment companies: AARP Funds, ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., AQR Funds, BBH Trust, BLDRS Index Fund Trust, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, Cullen Funds, DIAMONDS Trust, EGA Global Shares Trust , Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Grail Advisors ETF Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, Laudus Trust, Laudus Institutional Trust, Milestone Funds, MTB Group of Funds, Oak Associates Funds, OOK, Inc., Pax World Funds Series Trust I, PowerShares QQQ 100 Trust Series 1, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDX Independence Funds, Inc., Transparent Value Trust, TXF Funds, Inc., Wasatch Funds, WesMark Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b)       To the best of the Registrant’s knowledge, set forth below is information concerning each director and executive officer of the Distributor.  The principal business address for each of the Distributor’s directors and executive officers is 1290 Broadway, Suite 1100, Denver, CO 80203.

	Positions and Offices	Positions and Offices
Name	with the Distributor	with the Registrant

Edmund J. Burke	Director	None
Spencer Hoffman	Director	None
Thomas A. Carter	President, Director	None
Jeremy O. May	Executive Vice President, Director	None
John C. Donaldson	Executive Vice President, Chief Financial Officer	None
Richard Hetzer	Executive Vice President	None
Diana M. Adams	Senior Vice President, Controller, Treasurer	None
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales	None
Mark R. Kiniry	Senior Vice President, National Sales Director – Investments	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Tané T. Tyler	Senior Vice President, Secretary, General Counsel	None
Erin Douglas	Vice President, Senior Associate Counsel	None
JoEllen Legg	Vice President, Associate Counsel	None
Paul F. Leone	Vice President, Assistant General Counsel	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
James Stegall	Vice President, Institutional Sales Manager	None

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

All shareholder account records including share ledgers, duplicate confirmation, duplicate account statements, and application forms are maintained by the Registrant’s Transfer Agent, ALPS Fund Services, Inc. (“ALPS”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203.  Certain accounting records of the Registrant are maintained by ALPS in its capacity as Accounting Services Agent.  Actual portfolio securities and other investment assets (including cash) may be maintained, pursuant to Rule 31a-3, in the custody of Registrant’s Custodian, Fifth Third Bank, N.A., 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

Item 34.	Management Services.

None.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has caused this Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Kennesaw and State of Georgia, on the 1st day of April, 2011.

THE HENSSLER FUNDS, INC.

By:	/s/Gene W. Henssler
Gene W. Henssler, Ph.D. President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 15 to its Registration Statement has been signed below by the following persons in the capacities stated and on the dates indicated.

SIGNATURE	CAPACITY	DATE

/s/ Gene W. Henssler	Director and President	April 1, 2011
Gene W. Henssler, Ph.D.

*	Director and Treasurer	April 1, 2011
Patricia T. Henssler	(Principal Accounting Officer)

*	Director	April 1, 2011
David O’Brien

*	Director	April 1, 2011
Joseph Owen

*	Director	April 1, 2011
Robert E. Nickels

* By:     /s/ Gene W. Henssler
Gene W. Henssler, Ph.D.
Attorney-In-Fact, pursuant to Power of Attorney